UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-2168
                                                     ---------------------

                            ACTIVA MUTUAL FUND TRUST
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                         2905 Lucerne Dr. SE, Suite 200
                        Grand Rapids, Michigan 49546-7116
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

     Allan D. Engel, President, Secretary, and Treasurer Activa Mutual Fund
                          2905 Lucerne Dr SE, Suite 200
                        Grand Rapids, Michigan 49546-7116
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (616) 787-6288
                                                           -------------------

                  Date of fiscal year end: December 31
                                           ------------------

                  Date of reporting period: December 31, 2004
                                            -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS.
-------------------------------

The attached Annual Report to Shareholders was mailed on March 1, 2005.



ACTIVA [LOGO]


                                ACTIVA INTERMEDIATE BOND FUND
ANNUAL REPORT                       SUB-ADVISER: McDonnell Investment
DECEMBER 31, 2004                   Management, LLC

                                ACTIVA VALUE FUND
                                    SUB-ADVISER: Wellington Management, Co. LLP

                                ACTIVA GROWTH FUND
                                    SUB-ADVISER: State Street Research &
                                    Management Company

                                ACTIVA INTERNATIONAL FUND
                                    SUB-ADVISER: Nicholas-Applegate
                                    Capital Management



                                                      [LOGO] ACTIVA MUTUAL FUNDS

A selection of stock and bond funds, managed by professional advisers, which are designed to help investors meet their financial goals.

ACTIVA Mutual Funds Annual Report

Contents

                                                               Page

SHAREHOLDER LETTER                                               1

ACTIVA INTERMEDIATE BOND FUND                                    2

ACTIVA VALUE FUND                                                4

ACTIVA GROWTH FUND                                               6

ACTIVA INTERNATIONAL FUND                                        8

ACTIVA Additional Information                                   10

ACTIVA Officers and Trustees of the Fund                        11

SCHEDULE OF INVESTMENTS

    Activa Intermediate Bond Fund                               13

    Activa Value Fund                                           16

    Activa Growth Fund                                          21

    Activa International Fund                                   24

STATEMENT OF ASSETS AND LIABILITIES                             28

STATEMENT OF OPERATIONS                                         29

STATEMENT OF CHANGES IN NET ASSETS                              30

NOTES TO FINANCIAL STATEMENTS                                   32

FINANCIAL HIGHLIGHTS                                            36

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM         40


                                   Activa Mutual Funds
                                   2905 Lucerne SE, Suite 200
                                   Grand Rapids, Michigan 49546
                                   (616) 787-6288 (800) 346-2670
                                   www.activafunds.com

ANNUAL REPORT

DEAR SHAREHOLDERS:

I am pleased to provide you with the Annual Report to Shareholders for Activa Mutual Funds for the period ended December 31, 2004. As you will see in the Sub-Adviser's Management discussion of Fund performance for each of our individual funds, many investor concerns during 2004, including rising inflation, increased oil prices, acts of terrorism, turmoil in Iraq, and rising interest rates, continue to impact the investment climate.

Despite these ongoing influences in the market, much of 2004 saw the markets with slight positive returns with the final two months of the year experiencing a rebound in the equity indices causing the markets to end on a positive note. The Dow Jones Industrial Average finished the year up 5.3%, while double digit returns were experienced by both the Standard and Poor's 500 Index and the MSCI EAFE Index (International Stocks) which were up 10.9% and 20.7%, respectively.

Investors continued to show confidence in the markets by increasing their investments in mutual funds during 2004. Stock funds experienced the bulk of the net flows with net new cash flow increasing by $177.5 billion, their largest net inflow since 2000. Bond funds did not fare as well during 2004 as they experienced net outflow of $10.3 billion.

In the subsequent pages you will find the management discussion of fund performance by each of the Fund's Sub-Advisers. In addition, you will find additional graphic illustrations and tables highlighting the diversification and the significant holdings of each of the Funds.

The Mutual Fund industry in recent years has been challenged by regulators and investors to insure that Fund activities are undertaken with the best interest of shareholders in mind. As issues have arisen, the Funds have taken steps to protect your interests and safeguard your assets. Whether it be policies relative to confidentiality policies, market-timing activities, anti-money laundering activities, additional disclosure relative to fund operations and/or other regulatory requirements, we will do our best to protect your investments.

The Activa Funds were designed to give you the ability to implement your asset allocation strategies among various investment alternatives. In addition, it is our goal to provide access to different investment styles and managers by utilizing the resources of institutional investment managers as sub-advisers for the Funds. The same principles which we apply to the Funds themselves will be applied to and expected from the Sub-Advisers.

We continue to welcome the independent business owners of Alticor who receive part of their profit-sharing bonus in the Value Fund as shareholders. Whether you are a new or a continuing recipient of profit-sharing, we would encourage you to review your investment to make sure that the assets are allocated in a manner that best meets your investment objective. In addition, should you want to convert those investment assets to an Individual Retirement Account or a profit sharing plan that you can adopt on behalf of your business, please let us know.

To help investors determine their personal asset allocation and investment needs the Activa Funds web-site offers a variety of financial calculations to help investors develop a plan. Please visit our web-site at WWW.ACTIVAFUNDS.COM to access the financial calculators, and to learn how you can develop a diversified portfolio using the Activa Funds.

We here at the Activa Funds thank you for your support of our Fund family. We will continue to make it our priority to bring you the highest level of quality and service.

Sincerely,


/s/ Allan D. Engel

Allan D. Engel
President

                                            ACTIVA Mutual Funds Annual Report  1

ACTIVA Intermediate Bond Fund -- McDonnell Investment Management, LLC

ECONOMIC REVIEW

The economic environment for 2004 was characterized by firming of US economic growth (with US real Gross Domestic Product expanding at nearly a 4% rate), commodity price pressures, US budget and trade deficits, a weaker US dollar and a tighter Fed monetary policy. In our view, the underlying economic strength coupled with the commodity price pressures contributed to an increase in the Consumer Price Index to an annual rate of 3.5%.

MARKET OVERVIEW

During 2004, as a result of the underlying economic strength, in five measured steps, the Federal Reserve increased the Federal Funds target rate from 1.00% at its June meeting to 2.25% at year end. The increase in the short term Fed Funds rate contributed to an overall flatter yield curve at the end of the period as shorter term interest rates moved higher in anticipation of tighter monetary policy while longer term rates actually declined. The yield difference between 2-year treasuries to 30-year treasuries decreased from 3.25% at December 31, 2003 to 1.76% at December 31, 2004. Overall, the 2-year treasury yield increased from 1.82% on December 31, 2003 to 3.07% on December 31, 2004, while the 30-year treasury yield decreased from 5.07% to 4.83% over the same period. At the same time the yield difference or spread between non-Treasury securities and Treasuries generally narrowed over the period.

FUND RETURN AND STRATEGY OVERVIEW

The Fund generated a total return of 3.86 percent for the year ended December 31, 2004, verses its benchmark Lehman Aggregate Bond Index (Index) which returned 4.34 percent for the same period. While the sector and yield curve decisions were positive, overall the Fund was negatively impacted by the more gradual increase in interest rates during the year than was expected. The Fund was positioned more defensively with respect to interest rate risk over the course of the year relative to the Index. In addition, the Fund's overweight in the finance corporate sub-sector contributed to a drag on relative performance as the finance sub-sector underperformed the broad corporate sector.

Overall returns were helped by the Fund's overweight position in corporate and asset and mortgage backed securities. In addition the Fund benefited from underweighting the middle of the yield curve (3 to 10-year maturity range). As of December 31, 2004, the Fund had a duration of approximately 4.3 years, which was comparable to the 4.4 year duration of the Fund's benchmark, the Lehman Brothers Aggregate Bond Index. With respect to relative sector weightings, the Fund held overweight positions in the corporate and asset- and mortgage-backed sectors. We believe the relative yield premiums offered by these sectors remain attractive and present positive total return opportunities. In addition, we remained underweight in the middle of the yield curve relative to the benchmark in anticipation of a less steep or flatter yield curve in a rising rate environment.

2  ACTIVA Mutual Funds Annual Report

ACTIVA Intermediate Bond Fund continued

Quality Diversification as of 12/31/04

[PIE CHART]

BBB                                         16.0%
A                                           11.3%
AA                                           2.4%
AAA                                          6.8%
U.S. Government and U.S.
Government Agency Obligations               63.5%

[PIE CHART]

Maturity Schedule as of 12/31/04

Over 20% Years                                37%
Less than a Year                               2%
1-5 Years                                     26%
6-10 Years                                    14%
11-20 Years                                   21%

                                              AVERAGE ANNUAL TOTAL RETURN*
                                                 PERIODS ENDED 12/31/04
                                        ----------------------------------------
                                                                SINCE INCEPTION
                                         ONE YEAR   FIVE YEAR       8/30/99
Activa Intermediate Bond Fund             3.86%      6.87%          6.55%
Lehman Bros. Aggregate Bond Index**       4.34%      7.71%          7.42%


           Average Annual Return of the Activa Intermediate Bond Fund*

    Growth of an assumed $10,000 investment in Activa Intermediate Bond Fund from 8/30/99 through 12/31/04: Includes all fees

[LINE CHART]

                 Activa Intermediate       Lehman Bros.
     Date           Bond Fund             Aggregate Bond
 8/30/1999             10000                  10000
      1999             10063                  10104
      2000             11053                  11279
      2001             11991                  12229
      2002             13052                  13485
      2003             13507                  14039
      2004             14029                  14648


* The illustrations include recurring expenses incurred by all shareholder accounts, and all ordinary income dividends and capital gain distributions reinvested at net asset value (without sales charge). No adjustments have been made for any income taxes payable by shareholders on ordinary income dividends and capital gain distributions accepted in shares which are payable by shareholders on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance. Returns and net asset value fluctuate and an investor's shares, when redeemed, may be worth more or less than their original investment. For additional information, see the prospectus, Statement of Additional Information and the Financial Highlights at the end of this report.

** The Lehman Bros. Aggregate Bond Index represents an unmanaged total return Index and includes U.S. Treasury and agency obligations, U.S. dollar denominated foreign obligations and U.S. investment grade corporate debt and is not impacted by the Fund's operating expenses

                                            ACTIVA Mutual Funds Annual Report  3

ACTIVA Value Fund -- Wellington Management Co., LLP

MARKET COMMENT

Moderate economic strength and continued growth in corporate profits overshadowed investors' concern regarding rising inflation, increased oil prices, acts of terrorism, and turmoil in Iraq during the twelve-month period ended December 31, 2004. All major indexes posted positive returns during the period. Small caps remained strong, as the Russell 2000 Index gained 18.3% versus 11.4% for the Russell 1000 Index, capping the sixth-consecutive year of small cap outperformance relative to large cap. Value significantly outperformed growth, as the Russell 1000 Value Index returned 16.5% versus 6.3% for the Russell 1000 Growth. Within the Russell 1000 Value Index, all ten broad industry sectors posted positive returns. Energy and Utilities were the best performing sectors.

FUND REVIEW

The Activa Value Fund recorded positive performance of 15.40% net of expenses for the twelve-month period, but trailed the 16.49% return of the Russell 1000 Value index.

The Sub-Advisor uses fundamental, or "bottom-up," security analysis to focus on stock selection within industries; rather than making significant sector bets, industry weights are kept in line with those of the Russell 1000 Value Index. In addition, the Sub-Adviser uses an internally-developed, quantitative analytical approach to complement the fundamental research.

For the full year, the Fund's bottom-up investment approach produced positive benchmark-relative results in six of the ten broad market sectors. Strong stock selection within Consumer Discretionary and Financials contributed most to relative performance, while Materials and Information Technology detracted.

On an absolute basis, Bank of America (Financials) was a stand out performer as it continued to benefit from the acquisition of FleetBoston Financial. This period's performance was also helped by Canadian National Railway (Industrials), which rose due to the company's above average profit margins, materially better grain harvest market this year, and growing intermodal business segment. Exxon Mobil (Energy) advanced on robust earnings stemming from persistently high natural gas prices.

Positive results were partially offset by the decline of American Power Conversion (Industrials) and Hewlett-Packard (Information Technology), two holdings that the Fund held in the first half of 2004. American Power Conversion has a large market share in the consumer space, is trying to break into the very competitive industrial markets. Investors were disappointed by the magnitude of spending to support this penetration and lower than expected earnings guidance in April. Shares of Hewlett-Packard declined as investors were concerned about the weakness in the service area. King Pharmaceuticals (Health Care) also detracted from performance, as the stock fell due to poor earnings as inventories were brought down and generic drug competition increased.

4  ACTIVA Mutual Funds Annual Report

ACTIVA Value Fund continued

Industry Sector Holdings as of 12/31/04

[PIE CHART]

Financials                                  31.6%
Energy                                      12.4%
Industrials                                 12.2%
Consumer Discretionary                       9.6%
Information Technology                       7.7%
Consumer Staples                             7.1%
Telecommunication Services                   4.7%
Health Care                                  4.6%
Utilities                                    4.3%
Materials                                    3.5%
Cash and Cash Equivalent                     2.3%


         Top Ten Holdings as of 12/31/04

BANK OF AMERICA CORP.                        5.4%
CITIGROUP, INC.                              4.9%
GENERAL ELECTRIC CO.                         3.3%
EXXON MOBIL CORP. COM                        3.2%
ALTRIA GROUP, INC.                           2.7%
TIME WARNER                                  2.6%
UNITED TECHNOLOGIES                          2.6%
CHEVRONTEXACO CORP.                          2.5%
CONOCOPHILLIPS                               2.4%
CANADIAN NATIONAL RAILWAY                    2.3%
FREDDIE MAC                                  2.2%

                                               AVERAGE ANNUAL TOTAL RETURN*
                                                  PERIODS ENDED 12/31/04
                                          --------------------------------------
                                           ONE YEAR     FIVE YEAR     TEN YEAR
Activa Value Fund**                         15.40%       5.18%         10.05%
Russell 1000 Value Index***                 16.49%       5.27%         13.82%
S&P 500 Index****                           10.87%      -2.30%         12.07%

                Average Annual Return of the Activa Value Fund*

   Growth of an assumed $10,000 investment in Activa Value Fund from 12/31/94 through 12/31/04

[LINE CHART]

    Date        Activa Value Fund     Russell 1000 Value     S&P 500
12/31/1994            10000                  10000            10000
      1995            13055                  13835            13753
      1996            16082                  16829            16911
      1997            19699                  22749            22552
      1998            21702                  26305            29002
      1999            20247                  28238            35104
      2000            23045                  30218            31910
      2001            21421                  28529            28112
      2002            17593                  24101            21902
      2003            22584                  31339            28182
      2004            26062                  36506            31245


   * The illustrations include recurring expenses incurred by all shareholder accounts, and all ordinary income dividends and capital gain distributions reinvested at net asset value (without sales charge). Prior to 1998, the Fund had a maximum sales charge of 3%. The prior sales charge is not included in the performance illustrations. Performance prior to April 22, 1998 does not reflect the Fund's 12b-1 fee of 0.25% which became effective on that date and was reduced to 0.15% on September 1, 1999. No adjustments have been made for any income taxes payable by shareholders on ordinary income dividends and capital gain distributions accepted in shares which are payable by shareholders on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance. Returns and net asset value fluctuate and an investor's shares, when redeemed, may be worth more or less than their original investment. For additional information, see the prospectus, Statement of Additional Information and the Financial Highlights at the end of this report.

  ** Wellington Asset Management, LLP, became the Fund's sub-adviser on December 30, 1999. Ark Asset Management was the Fund's sub-adviser from May 1, 1995 until December 30, 1999.

 *** The Russell 1000 Value Index represents a composite of value stocks representative of the Fund's investment objectives and strategies which is compiled independently by the Frank Russell Company, and is not impacted by the Fund's operating expenses.

**** The Standard and Poor's 500 Stock Index represents an unmanaged index generally representative of the U.S. stock market and is not impacted by the Fund's operating expenses.

                                            ACTIVA Mutual Funds Annual Report  5

ACTIVA Growth Fund -- State Street Research & Management Company

PORTFOLIO REVIEW

After three quarters of relatively flat returns, equity markets rallied during the fourth quarter as worries over the presidential election, energy costs, terrorism, Iraq and interest rates subsided. The Activa Large-Cap Growth approach benefited from the year-end rally, by outperforming its benchmark in 2004, the Russell 1000(R) Growth, by returning 9.61% vs. 6.30%. Strong stock selection across sectors and industries keyed gains within the portfolio, and stocks within consumer discretionary, health care and materials and processing made the most significant contributions. Select disappointments in technology and producer durables modestly detracted from returns. Additionally, our above-benchmark exposure to energy bolstered performance.

Good stock selection within consumer discretionary was central to providing strong returns during the period. Although a diverse group of stocks helped to boost returns in the sector, consumer electronics stocks such as Yahoo!
and Harman International provided the largest contributions. Yahoo! has capitalized on its leadership position among search engines and continued robust spending on Internet advertising. At Harman, a high-end audio video equipment manufacturer, the company's success in providing auto "info-tainment" systems in luxury vehicles is fueling growth. The portfolio's exposure to energy stocks also aided returns during the year. Our holdings benefited from elevated commodity prices in 2004. Higher coal prices boosted profit margins at Consol Energy and EOG Resources capitalized on high oil and natural gas prices. Within the health care sector our underweight position in Pfizer helped returns as the drugmaker's shares suffered during the year. Pharmaceutical stocks continue to struggle, as safety questions continue to emerge about some of the most popular and best-known drugs. Additionally, our avoidance of both Eli Lilly and Merck aided performance as their shares also declined over drug concerns late in the year.

In contrast, security selection within producer durables and technology dampened return comparisons. Within technology a small position in Linux provider Red Hat proved costly as internal turmoil, put downward pressure on its stock price. Investor sentiment moved away from several semiconductor stocks during the first half of the year, detracting from portfolio returns. As heightened inventories and waning demand continued to drive stock prices down, we reduced our exposure to semiconductors in the portfolio during the latter part of the year. Our less-than benchmark positioning helped to offset many of the earlier losses. Within producer durables, power protection provider American Power Conversion hampered performance.

In the current environment, we believe the balanced makeup of the portfolio is critical to delivering strong absolute and relative gains for our clients. We have made a number of adjustments within the portfolio over the last few months. We increased our relative weighting in health care management services, initiating positions in Aetna and PacifiCare Health Systems in anticipation of rising earnings estimates. Within financial services we eliminated our position in electronic payment processor First Data Corp. due to weakening confidence in future growth prospects. In the technology area, we continue to have more of an emphasis on stable growth stocks, although we are uncovering some accelerating earnings opportunities. We initiated a position in EMC during the quarter as the company should benefit from a more robust product mix, and is poised to accelerate earnings in 2005. Additionally, increased confidence in Intel led us to add to our position.

6  ACTIVA Mutual Funds Annual Report

ACTIVA Growth Fund continued

Industry Sector Holdings as of 12/31/04

[PIE CHART]

Information Technology                      24.9%
Consumer Staples                             4.3%
Energy                                       4.0%
Financials                                  11.3%
Consumer Discretionary                      17.3%
Industrials                                  8.9%
Health Care                                 20.6%
Cash                                         3.3%
Other                                        5.4%

          Top Ten Holdings as of 12/31/04

MICROSOFT                                    4.0%
GENERAL ELECTRIC CO.                         3.7%
NOVARTIS AG - ADR                            3.0%
DELL, INC.                                   2.8%
INTEL CORPORATION                            2.8%
TYCO INTERNATIONAL                           2.8%
EBAY, INC.                                   2.6%
UNITEDHEALTH GROUP INC.                      2.6%
JOHNSON & JOHNSON                            2.5%
TARGET CORP                                  2.5%
YAHOO!, INC.                                 2.5%

                                               AVERAGE ANNUAL TOTAL RETURN*
                                                  PERIODS ENDED 12/31/04
                                       -----------------------------------------
                                                                 SINCE INCEPTION
                                       ONE YEAR     FIVE YEAR       8/30/99
Activa Growth Fund                      9.61%       -8.69%          -5.90%
Russell 1000 Growth Index***            6.30%       -9.30%          -5.20%
S&P 500 Index**                        10.87%       -2.30%          -0.11%

                Average Annual Return of the Activa Growth Fund*

   Growth of an assumed $10,000 investment in Activa Growth Fund from 8/30/99 through 12/31/04: Includes all fees

[LINE CHART]

        Activa Growth Fund   Russell 1000   S&P 500 Index
                10000           10000          10000
                11380           12252          11173
                10136            9504          10155
                 7740            7562           8947
                 5132            5453           6970
                 6597            7075           8969
                 7231            7521           9944

   * The illustrations include recurring expenses incurred by all shareholder accounts, and all ordinary income dividends and capital gain distributions reinvested at net asset value (without sales charge). No adjustments have been made for any income taxes payable by shareholders on ordinary income dividends and capital gain distributions accepted in shares which are payable by shareholders on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance. Returns and net asset value fluctuate and an investor's shares, when redeemed, may be worth more or less than their original investment. For additional information, see the prospectus, Statement of Additional Information and the Financial Highlights at the end of this report.

  ** The Standard and Poor's 500 Stock Index represents an unmanaged index generally representative of the U.S. stock market and is not impacted by the Fund's operating expenses.

 *** The Russell 1000 Growth Index represents a composite of growth stocks representative of the Fund's investment objectives and strategies which is compiled independently by the Frank Russell Company, and is not impacted by the Fund's operating expenses.

                                            ACTIVA Mutual Funds Annual Report  7

ACTIVA International Fund -- Nicholas Applegate Capital Management

The Activa International Equity portfolio returned 13.80% versus a return of 20.70% for the MSCI EAFE Index for the year ended December 31, 2004. The MSCI EAFE Value Index was up 24.3% demonstrating the continued surge in value stocks. In the non-U.S. markets growth has trailed value for the last five calendar years. Although this has been frustrating it also is presenting unusual opportunities to buy companies with strong earnings growth that are trading at especially attractive multiples. For the fourth quarter of 2004, the portfolio inched slightly ahead of the benchmark posting a net gain of 15.3%, with the index up 15.2%.

Both U.S. and international equity markets extended November's gains into December and capped 2004 with robust performance across the board, despite an uncertain environment characterized by rising interest rates, higher oil prices and the ongoing war in Iraq. In the final weeks of the year, trading volume was thin as investors geared up for the holidays, but the markets reacted favorably to easing oil prices, increased merger activity and rosy outlooks from such industry leaders as General Electric.

Specifically, international developed and emerging market equities performed in line with their U.S. counterparts in December, but generally outperformed during 2004. Strong relative performance in 2004 was due in large part to foreign currency appreciation, which resulted in robust returns for dollar denominated investments in non-U.S. equities. During the final month of the year, equities in Asia outperformed those in Europe. Weakness in Norway and Finland moderated gains in European stocks, while Japan led the Asian region. Economic news was largely uninspiring in December throughout much of the world.

On a regional basis, the portfolio continued to maintain a significant allocation to emerging markets with a 15% weighting in Asia Pacific and Latin America. In Mexico, the portfolio was overweighted versus the index (MSCI EAFE has 0% weighting in Mexico). The portfolio had a 3.37% position in America Movil of Mexico (the leading Latin American mobile phone service provider) which was the best performing stock in the portfolio, up almost 90% for the year. The portfolio also benefited from positive stock selection in Japan and Hong Kong. In Japan, Mizuho Financial Group, the largest bank in Japan was up over 65% for the year benefiting from news that the company raised its forecasts for 2005 net profit. The portfolio was underweight in Europe, which hurt performance as the Euro strengthened during the year.

On a sector basis, stock selection for the year was positive in Telecommunication Services, Consumer Staples and Energy. Given the erosion in oil prices, it's no surprise that Energy stocks were among the weakest performers in the index moving through the fourth quarter. Detracting from performance during the year was weak stock selection and sector overweight in Information Technology.

Turning to portfolio positioning, we are overweight Consumer Discretionary, Financials, and Telecom Services stocks and underweight Healthcare, Consumer Staples and Utilities. These sector positions haven't changed much over the last several quarters. The characteristics are also consistent with what you would expect from a growth portfolio; forecasted earnings growth rates and forward P/E ratios are both ahead of the non-style and growth indices. We continue to reduce the number of names in the portfolio and increase stock-specific risk.


Industry Sector Holdings as of 12/31/04

[PIE CHART]

Consumer Discretionary                      16.9%
Consumer Staples                             7.2%
Energy                                       5.3%
Financials                                  20.1%
Health Care                                  6.0%
Industrials                                 10.6%
Information Technology                       7.7%
Materials                                    8.3%
Telecommunication Services                  14.4%
Utilities                                    0.9%
Cash                                         2.6%

8  ACTIVA Mutual Funds Annual Report

ACTIVA International Fund continued

Country Breakdown as of 12/31/04

[PIE CHART]

Other                                       26.5%
Japan                                       18.1%
Germany                                      9.1%
Switzerland                                  7.2%
France                                       6.7%
Italy                                        4.5%
Canada                                       4.3%
Hong Kong                                    4.1%
Netherlands                                  3.8%
United Kingdom                              15.7%


             Top Ten Holdings as of 12/31/04

AMERICA MOVIL S-L - ADR                      3.4%
ESPRIT HOLDINGS LIMITED                      2.4%
CARNIVAL PLC                                 2.3%
MAN GROUP PLC                                2.0%
SANOFI-SYNTH (FFR)                           2.0%
SUMITOMO MITSUI FINANCIAL                    2.0%
MIZUHO FINANCIAL GROUP                       2.0%
NOVARTIS AG-REG                              2.0%
MORRISON (WM.) SUPER                         1.9%
HUTCHISON WHAMPOA                            1.9%
BAYER AG                                     1.8%

                                             AVERAGE ANNUAL TOTAL RETURN*
                                                PERIODS ENDED 12/31/04
                                      ------------------------------------------
                                                                SINCE INCEPTION
                                      ONE YEAR     FIVE YEAR        8/30/99
Activa International Fund             13.80%       -8.67%          -1.89%
MSCI EAFE Index**                     20.70%       -0.80%           2.38%
S&P 500 Index***                      10.87%       -2.30%          -0.11%

            Average Annual Return of the Activa International Fund*

   Growth of an assumed $10,000 investment in Activa International Fund from
                   8/30/99 through 12/31/04: Includes all fees


[LINE CHART]

                                     Activa
MSCI EAFE Index     S&P 500    International Fund
    10000            10000          10000
    11800            11173          14200
    10153            10155          10605
     7999             8947           7534
     6747             6970           6011
     9389             8969           7928
    11333             9944           9022


   * The illustrations include recurring expenses incurred by all shareholder accounts, and all ordinary income dividends and capital gain distributions reinvested at net asset value (without sales charge). No adjustments have been made for any income taxes payable by shareholders on ordinary income dividends and capital gain distributions accepted in shares which are payable by shareholders on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance. Returns and net asset value fluctuate and an investor's shares, when redeemed, may be worth more or less than their original investment. For additional information, see the prospectus, Statement of Additional Information and the Financial Highlights at the end of this report.

  ** THE MSCI EAFE Index (Morgan Stanley Capital International Europe, Australia and Far East Index) represents an unmanaged index of over 1000 foreign common stock prices and is not impacted by the Fund's operating expenses.

 *** The Standard and Poor's 500 Stock Index represents an unmanaged index generally representative of the U.S. stock market and is not impacted by the Fund's operating expenses.

                                            ACTIVA Mutual Funds Annual Report  9

ACTIVA Additional Information

EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (none for Activa Funds) and (2) ongoing costs, including management fees; distribution 12b-1 fees; service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES

The first line of the table for each Fund below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table for each Fund below provides information, as required by applicable regulations of the Securities and Exchange Commission, about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Unlike some mutual funds, the Activa Funds do not charge transactional fees such as sales charges, redemption fees, or exchange fees.



                                 EXPENSES PAID DURING THE PERIOD

                                              BEGINNING       ENDING       EXPENSES
                                               ACCOUNT        ACCOUNT        PAID       ANNUALIZED
                                               VALUE,         VALUE,        DURING       EXPENSE
                                               7/1/04        12/31/04      PERIOD*        RATIO
                                              ----------     ---------     --------     ----------
Activa Intermediate Bond             Actual   $ 1,000.00     $1,041.10       $3.75        0.73%
                               Hypothetical   $ 1,000.00     $1,021.33       $3.72        0.73%

Activa Value Fund Class A            Actual   $ 1,000.00     $1,126.90       $6.36        1.19%
                               Hypothetical   $ 1,000.00     $1,019.02       $6.06        1.19%

Activa Value Fund Class R            Actual   $ 1,000.00     $1,127.40       $6.52        1.22%
                               Hypothetical   $ 1,000.00     $1,018.87       $6.21        1.22%

Activa Growth Fund                   Actual   $ 1,000.00     $1,067.50       $7.02        1.35%
                               Hypothetical   $ 1,000.00     $1,018.21       $6.87        1.35%

Activa International Fund            Actual   $ 1,000.00     $1,120.70       $9.06        1.70%
                               Hypothetical   $ 1,000.00     $1,016.45       $8.65        1.70%


* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

OTHER INFORMATION

PROXY VOTING GUIDELINES

The Funds exercise the voting rights associated with the securities held by the Funds under the proxy voting policy of the Funds. A description of those policies and procedures of the Fund and a record of the Fund's proxy votes for the year ended June 30, 2004 are available without charge, upon request, by calling 800-346-2670. It is also available on the Securities and Exchange Commission's (SEC) website at http://www.sec.gov.

QUARTERLY FILING OF PORTFOLIO HOLDINGS

The Funds will file their complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q will be available on the SEC's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Information included in the Fund's Forms N-Q will also be available upon request, by calling 800-346-2670.

10  ACTIVA Mutual Funds Annual Report

ACTIVA Officers and Trustees of the Fund

The business affairs of the Fund are managed and under the direction of the Board of Trustees ("Board"). The following information as of December 31, 2004 pertains to the Officers and Trustees of the Fund or the Advisor or both, and includes their principal occupation during the past five years and their compensation as Trustee:



                                                                                                             NUMBER OF
                                                                                                            PORTFOLIOS      OTHER
                                                                                                              IN FUND     DIRECTOR-
                                                          TERM OF                                             COMPLEX       SHIPS
        NAME AND                                       OFFICE/LENGTH        PRINCIPAL OCCUPATION            OVERSEEN BY    HELD BY
        ADDRESS          AGE      OFFICE HELD          OF TIME SERVED          LAST FIVE YEARS               DIRECTOR     DIRECTOR
---------------------- ------  -------------------    ---------------  ----------------------------------   -----------   --------
INTERESTED TRUSTEE
----------------------
James J. Rosloniec*      59    Trustee of the Fund    Perpetual / 24   President & Chief Operating              4          None
2905 Lucerne SE                                                        Officer, JVA Enterprises, LLC.
Suite 200                                                              President, Chief Executive Officer
Grand Rapids,                                                          and Director, Activa Holdings Corp.
Michigan                                                               Formerly, Vice President-Audit and
49546                                                                  Control, Amway Corporation (1991-
                                                                       2000); Director, Vice President
                                                                       and Treasurer of Amway Management
                                                                       Company (1984-1999); Trustee,
                                                                       President and Treasurer, Amway
                                                                       Mutual Fund, (1981-1999);
                                                                       President and Treasurer, Activa
                                                                       Mutual Fund Trust (1999-2002).

ADVISORY TRUSTEE
----------------------
Joseph E. Victor, Jr.    57    Advisory Trustee of    Perpetual / 4    President and Chief Executive            4          None
2905 Lucerne SE,               the Fund                                Officer, Marker Net, Inc. (Crown
Suite 200                                                              Independent Business Owner
Grand Rapids,                                                          affiliated with Quixtar, Inc.)
Michigan 49546

DISINTERESTED TRUSTEES
----------------------
Donald H. Johnson        74    Trustee of the Fund    Perpetual / 12   Retired, Former Vice President-          4          None
2905 Lucerne SE,                                                       Treasurer, SPX Corporation.
Suite 200
Grand Rapids,
Michigan 49546

Walter T. Jones          62    Trustee of the Fund    Perpetual / 13   Retired, Former Senior Vice              4          None
936 Sycamore Ave.                                                      President-Chief Financial Officer,
Holland, Michigan                                                      Prince Corporation.
49424

Richard E. Wayman        70    Trustee of the Fund    Perpetual / 7    Retired, Former Finance Director,        4          None
24578 Rutherford                                                       Amway Corporation.
Ramona, California
92065

OFFICER
----------------------
Allan D. Engel**         52    President, Secretary   Perpetual / 24   Vice President, Real Estate             N/A          N/A
2905 Lucerne SE,               and Treasurer of the                    Operations and Secretary-Activa
Suite 200                      Fund; President, and                    Holdings Corp. Formerly, Sr.
Grand Rapids,                  Secretary of the                        Manager, Investments and Real
Michigan                       Investment Adviser.                     Estate, Amway Corporation;
49546                                                                  Director, President and Secretary of
                                                                       Amway Management Company
                                                                       (1981-1999); Trustee, Activa
                                                                       Mutual Fund Trust (1999-2004);
                                                                       Trustee, Vice President and
                                                                       Secretary, Amway Mutual Fund
                                                                       (1981-1999); Vice President and
                                                                       Assistant Treasurer, Activa Mutual
                                                                       Fund Trust (1999-2002).


                                           ACTIVA Mutual Funds Annual Report  11

ACTIVA Officers and Trustees of the Fund continued

The following table summarizes Trustee compensation which was paid by Activa Asset Management LLC during the year ended December 31, 2004:



                                        PENSION OR
                                        RETIREMENT
                                         BENEFITS
                                        ACCRUED AS    ESTIMATED ANNUAL         TOTAL
  NAME OF PERSON,          TRUSTEE        PART OF         BENEFITS         COMPENSATION
     POSITION           COMPENSATION   FUND EXPENSES   UPON RETIREMENT   PAID TO TRUSTEES
----------------------  ------------   -------------  ----------------   ----------------
INTERESTED TRUSTEE
----------------------
James J. Rosloniec*        $8,000           -0-              -0-              $8,000
Trustee

ADVISORY TRUSTEE
----------------------
Joseph E. Victor, Jr.      $8,000           -0-              -0-              $8,000
Advisory Trustee

DISINTERESTED TRUSTEES
----------------------
Donald H. Johnson          $8,000           -0-              -0-              $8,000
Trustee

Walter T. Jones            $8,000           -0-              -0-              $8,000
Trustee

Richard E. Wayman          $8,000           -0-              -0-              $8,000
Trustee

OFFICER
----------------------
Allan D. Engel**           $8,000           -0-              -0-              $8,000
Trustee


* Mr. Rosloniec is an interested person of the Fund inasmuch as he is an officer of Activa Holdings Corp., which controls the Investment Adviser. He is also an officer of JVA Enterprises I, LLC , which may be deemed to control Activa Holdings Corp.

** Mr. Engel was a Trustee during 2004 resigning his position as Trustee as of December 31, 2004.

Fees paid to all Trustees during the year ended December 31, 2004, amounted to $48,000.

The Fund's Statement of Additional Information contains additional information about the Fund's Trustees. It is available, without charge, by writing or telephoning the Fund.

12  ACTIVA Mutual Funds Annual Report

ACTIVA Schedule of Investments
INTERMEDIATE BOND FUND - 12/31/04



                                                                        % OF          SHARES OR       VALUE
SECURITY DESCRIPTION                                                INVESTMENTS      PAR VALUE      (NOTE 2)
--------------------                                                ------------     -----------  --------------
US TREASURY NOTES                                                            8.5%
       U.S. TREASURY NOTES, 6.5%, 11/15/26                                             1,000,000  $    1,215,190
       U.S. TREASURY NOTES, 5.5%, 8/15/28                                                500,000         541,328
       U.S. TREASURY NOTES, 6.875%, 5/15/06                                            3,000,000       3,159,729
       U.S. TREASURY NOTES, 2.625%, 11/15/06                                          10,000,000       9,925,000
                                                                                                  --------------
                                                                                                      14,841,247
                                                                                                  --------------
US TREASURY BONDS                                                            3.3%
       U.S. TREASURY BONDS, 8.125%, 8/15/19                                            1,700,000       2,320,900
       U.S. TREASURY INFLATION INDEX BOND (TIP), 3.875%, 4/15/29                         900,000       1,434,495
       U.S. TREASURY INFLATION INDEX BOND (TIP), 3.875%, 1/15/09                       1,500,000       1,957,526
                                                                                                  --------------
                                                                                                       5,712,921
                                                                                                  --------------
US TREASURY STRIPS - PRINCIPAL ONLY                                          0.5%
       STRIP PRINC, 5/15/18                                                            1,570,000         832,806
                                                                                                  --------------
FEDERAL HOME LOAN BANK                                                       2.8%
       FEDERAL HOME LOAN BANK, 2.25%, 5/15/06                                          5,000,000       4,944,840
                                                                                                  --------------
FEDERAL HOME LOAN MORTGAGE                                                   9.0%
       FREDDIE MAC GOLD, 5.5%, 12/1/32                                                 1,197,011       1,218,383
       FREDDIE MAC, 8.0%, 3/1/30                                                         551,588         597,955
       FREDDIE MAC, 5.0%, 7/1/34                                                       3,176,724       3,157,766
       FREDDIE MAC, 6.5%, 12/15/22                                                       169,399         169,318
       FREDDIE MAC, 4.25%, 6/15/05                                                     2,750,000       2,770,625
       FREDDIE MAC, 5.5%, 5/15/28                                                      3,000,000       3,092,033
       FREDDIE MAC, 5.0%, 4/15/18                                                      2,250,000       2,279,674
       FREDDIE MAC, 4.5%, 4/15/26                                                      2,500,000       2,531,532
                                                                                                  --------------
                                                                                                      15,817,286
                                                                                                  --------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION                                       29.9%
       FANNIE MAE, 7.125%, 1/15/30                                                     3,000,000       3,785,910
       FANNIE MAE, 6.5%, 9/1/29                                                          284,510         298,912
       FANNIE MAE, 4.5%, 9/1/18                                                        3,466,800       3,456,736
       FANNIE MAE, 5.0%, 12/1/33                                                       2,454,479       2,440,848
       FANNIE MAE, 6.0%, 4/1/14                                                          262,719         275,937
       FANNIE MAE, 6.0%, 2/1/29                                                          371,829         385,888
       FANNIE MAE, 6.0%, 1/1/29                                                          523,086         542,864
       FANNIE MAE, 6.5%, 3/1/29                                                          499,991         525,616
       FANNIE MAE, 6.5%, 3/1/29                                                          438,791         461,279
       FANNIE MAE, 6.0%, 4/1/14                                                          538,340         565,257
       FANNIE MAE, 6.5%, 7/1/32                                                        3,099,659       3,254,432
       FANNIE MAE, 6.5%, 9/1/18                                                        2,107,274       2,235,639
       FANNIE MAE, 6.5%, 10/1/31                                                         954,016       1,001,717
       FANNIE MAE, 6.5%, 5/1/32                                                        1,229,687       1,291,088
       FANNIE MAE, 5.5%, 2/1/33                                                        1,273,815       1,294,698
       FANNIE MAE, 5.5%, 4/1/33                                                          904,303         918,848
       FANNIE MAE, 4.5%, 8/1/19                                                        3,198,987       3,191,813
       FANNIE MAE, 5.0%, 8/1/33                                                        3,554,198       3,534,459
       FANNIE MAE, 5.0%, 11/1/19                                                       4,929,832       5,013,476
..      FANNIE MAE, 5.0%, 6/1/34                                                        1,228,190       1,219,287
       FANNIE MAE, 5.0%, 7/1/19                                                        5,543,859       5,637,062
       FANNIE MAE, 5.0%, 8/1/19                                                        3,446,438       3,504,379
       FANNIE MAE, 6.0%, 10/1/34                                                       5,875,613       6,080,642
       FANNIE MAE PL 807595, 4.5%, 12/1/34                                             1,325,002       1,281,900
                                                                                                  --------------
                                                                                                      52,198,687
                                                                                                  --------------


The accompanying notes are an integral part of these financial statements.

                                           ACTIVA Mutual Funds Annual Report  13

ACTIVA Schedule of Investments continued
INTERMEDIATE BOND FUND - 12/31/04



                                                                       % OF           SHARES OR       VALUE
SECURITY DESCRIPTION                                                INVESTMENTS       PAR VALUE      (NOTE 2)
--------------------                                                ------------     -----------  --------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION                                     9.5%
       GOVERNMENT NATIONAL MORTGAGE ASSOCIATION, 5.0%, 8/15/33                         1,659,637  $    1,662,196
       GOVERNMENT NATIONAL MORTGAGE ASSOCIATION, 5.0%, 6/15/34                         3,649,398       3,655,025
       GOVERNMENT NATIONAL MORTGAGE ASSOCIATION, 6.0%, 12/15/31                        1,054,362       1,094,930
       GOVERNMENT NATIONAL MORTGAGE ASSOCIATION, 7.0%, 11/15/31                          470,851         500,607
       GOVERNMENT NATIONAL MORTGAGE ASSOCIATION, 6.0%, 10/15/32                        1,730,681       1,795,495
       GOVERNMENT NATIONAL MORTGAGE ASSOCIATION, 6.5%, 5/15/29                           751,159         791,999
       GOVERNMENT NATIONAL MORTGAGE ASSOCIATION, 7.0%, 12/15/28                          242,461         258,144
       GOVERNMENT NATIONAL MORTGAGE ASSOCIATION, 7.0%, 9/15/29                           144,123         153,356
       GOVERNMENT NATIONAL SINGLE FAMILY, 6.5%, 8/15/31                                1,527,064       1,609,380
       GOVERNMENT NATIONAL SINGLE FAMILY, 7.0%, 12/15/29                                 809,517         861,615
       GOVERNMENT NATIONAL MORTGAGE ASSOCIATION, 4.5%, 4/15/18                         2,300,201       2,315,112
       GOVERNMENT NATIONAL MORTGAGE ASSOCIATION, 3.407%, 7/16/21                       2,000,000       1,966,063
                                                                                                  --------------
                                                                                                      16,663,922
                                                                                                  --------------
CORPORATE BONDS - 36.5%
AUTOMOTIVE                                                                   1.1%
       DAIMLERCHRYSLER, 7.2%, 9/1/09                                                     775,000         863,156
       FORD MOTOR COMPANY, 7.45%, 7/16/31                                                575,000         579,971
       GENERAL MOTORS, 8.375%, 7/15/33                                                   550,000         571,313
                                                                                                  --------------
                                                                                                       2,014,440
                                                                                                  --------------
BANKING AND FINANCIAL SERVICES                                              14.7%
       AMERICAN GENERAL FINANCE, 4.5%, 11/15/07                                        1,800,000       1,835,131
       BANK OF AMERICA CORP., 3.875%, 1/15/08                                          1,500,000       1,512,769
       CITIGROUP, INC., 7.375%, 4/2/07                                                 1,800,000       1,944,562
       CAPITAL ONE BANK, 4.875%, 5/15/08                                               1,250,000       1,284,762
       COUNTRYWIDE HOME LOAN, 4.0%, 3/22/11                                            1,790,000       1,742,710
       DETROIT EDISON SECURITIZATION FUNDING LLC, 6.19%, 3/1/13                          500,000         548,362
       FIRST DATA CORP., 4.7%, 11/1/06                                                 1,750,000       1,789,893
       GOLDMAN SACHS CAPITAL I, 6.345%, 2/15/34                                          900,000         940,345
       INTERNATIONAL LEASE FIN., 5.875%, 5/1/13                                        1,500,000       1,593,762
       JP MORGAN CHASE, 5.125%, 9/15/14                                                1,250,000       1,260,586
       JP MORGAN CHASE COMMERCIAL MORTGAGE SEC., 4.223%, 1/15/42                       1,500,000       1,507,494
       LEHMAN BROTHERS HOLDINGS, INC., 8.25%, 6/15/07                                  1,750,000       1,942,463
       MELLON CAP II, 7.995%, 1/15/27                                                  2,040,000       2,254,182
       PSE&G TRANSITION FUNDING LLC., 6.45%, 3/15/13                                   1,450,000       1,612,125
       VANDERBILT MORTGAGE FINANCE, 7.82%, 11/7/17                                     1,239,632       1,263,163
       WELLS FARGO & CO., 5.9%, 5/21/06                                                2,500,000       2,590,625
                                                                                                  --------------
                                                                                                      25,622,934
                                                                                                  --------------
BROADCASTING                                                                 0.6%
       COMCAST CORP., 6.5%, 1/15/15                                                    1,000,000       1,113,642
                                                                                                  --------------
COMMERCIAL SERVICES                                                          1.8%
       ARAMARK SERVICES, INC., 7.0%, 7/15/06                                           1,550,000       1,623,625
       CENDANT CORP., 7.375%, 1/15/13                                                  1,300,000       1,506,212
                                                                                                  --------------
                                                                                                       3,129,837
                                                                                                  --------------
DIVERSIFIED                                                                  0.9%
       GENERAL ELECTRIC CAP. CORP., 5.875%, 2/15/12                          0.9%      1,500,000       1,625,625
                                                                                                  --------------
ELECTRIC UTILITY                                                             3.8%
       AMERICAN ELECTRIC POWER, 5.375%, 3/15/10                                        1,150,000       1,204,746
       PACIFIC GAS & ELEC., 4.8%, 3/1/14                                               1,725,000       1,722,112
       PECO ENERGY TRANSITION TRUST, 6.52%, 12/31/10                                   3,385,000       3,763,058
                                                                                                  --------------
                                                                                                       6,689,916
                                                                                                  --------------


      The accompanying notes are an integral part of these financial statements.

14  ACTIVA Mutual Funds Annual Report

ACTIVA Schedule of Investments continued
INTERMEDIATE BOND FUND - 12/31/04



                                                                       % OF           SHARES OR       VALUE
SECURITY DESCRIPTION                                                INVESTMENTS       PAR VALUE      (NOTE 2)
--------------------                                                ------------     -----------  --------------
FINANCIAL SERVICES                                                           2.1%
       CITIGROUP COMMERCIAL MORTGAGE TRUST, 4.733%, 10/15/41                           1,500,000  $    1,507,401
       HOUSEHOLD FINANCE, 6.4%, 6/17/08                                                1,150,000       1,241,673
       ISTAR FINANCIAL, INC.                                                             880,000         894,026
                                                                                                  --------------
                                                                                                       3,643,100
                                                                                                  --------------
FOREST PRODUCTS                                                              0.7%
       WEYERHAEUSER CO., 7.375%, 3/15/32                                               1,100,000       1,308,628
                                                                                                  --------------
HEALTH CARE                                                                  0.9%
       AETNA, INC., 7.375%, 3/1/06                                                     1,500,000       1,561,875
                                                                                                  --------------
HOTELS AND LODGING                                                           0.5%
       HARRAHS OPERATING CO., INC., 5.375%, 12/15/13                                     875,000         881,142
                                                                                                  --------------
OIL & EXPLOR PROD & SER                                                      1.2%
       ENCANA CORP., 4.75%, 10/15/13                                                   1,000,000         994,120
       PEMEX PROJECT FUNDING MASTER TR.,  8.5%, 2/15/08                                1,000,000       1,130,000
                                                                                                  --------------
                                                                                                       2,124,120
                                                                                                  --------------
OIL & GAS TRANSMISSION                                                       0.5%
       KERR-MCGEE CORP., 6.95%, 7/1/24                                                   785,000         870,369
                                                                                                  --------------
RAILROADS                                                                    1.2%
       BRIT. SKY BROADCA. BSY, 8.2%, 7/15/09                                           1,000,000       1,157,022
       BURLINGTON/SANTA, 4.3%, 1/1/13                                                    925,000         897,770
                                                                                                  --------------
                                                                                                       2,054,792
                                                                                                  --------------
REAL ESTATE                                                                  1.2%
       ERP OPERATING LP.,  5.25%,  9/15/14                                               900,000         913,500
       PULTE HOMES, INC., 6.375%, 5/15/33                                              1,100,000       1,093,125
                                                                                                  --------------
                                                                                                       2,006,625
                                                                                                  --------------
TRANSPORTATION & SHIPPING                                                    1.5%
       BELLSOUTH CORPORATION, 5.2%, 9/15/14                                            1,000,000       1,021,154
       FEDEX CORP., 6.875%, 2/15/06                                                    1,500,000       1,553,996
                                                                                                  --------------
                                                                                                       2,575,150
                                                                                                  --------------
TELECOMMUNICATIONS                                                           3.8%
       AOL TIME WARNER, 7.625%, 4/15/31                                                  750,000         910,172
       DEUTSCHE TELEKOM INT. FIN., 8.5%, 6/15/10                                       1,000,000       1,192,703
       FRANCE TELECOM, 8.5%, 3/1/11                                                      800,000       1,087,680
       MOTOROLA,, INC., 7.625%, 11/15/10                                               1,000,000       1,161,360
       SPRINT CAPITAL CORP., 8.75%, 3/15/32                                              750,000       1,002,308
       VERIZON GLOBAL FUNDING CORP., 7.75%, 6/15/32                                    1,000,000       1,251,699
                                                                                                  --------------
                                                                                                       6,605,922
                                                                                                  --------------

TOTAL CORPORATE BONDS                                                                                 63,828,117
                                                                                                  --------------

TOTAL FIXED INCOME - 100% (Cost $171,992,495)                                                     $  174,839,826
                                                                                                  ==============


The accompanying notes are an integral part of these financial statements.

                                           ACTIVA Mutual Funds Annual Report  15

ACTIVA Schedule of Investments
VALUE FUND - 12/31/04



                                                                       % OF           SHARES OR       VALUE
SECURITY DESCRIPTION                                                INVESTMENTS       PAR VALUE      (NOTE 2)
--------------------                                                ------------     -----------  --------------
US TREASURY BILLS - 0.1%                                                     0.1%
       U.S. TREASURY BILLS, DN, 3/24/05                                                  100,000  $       99,522
                                                                                                  --------------
TOTAL US TREASURY BILLS (Cost $99,512)                                                                    99,522
                                                                                                  --------------
COMMON STOCKS 99.9%
AEROSPACE                                                                    3.6%
       UNITED DEFENSE INDS., INC.                                                        *24,300       1,148,175
       UNITED TECHNOLOGIES                                                                29,336       3,031,876
                                                                                                  --------------
                                                                                                       4,180,051
                                                                                                  --------------
AGRICULTURE                                                                  0.3%
       BUNGE LIMITED                                                                      *7,300         416,173
                                                                                                  --------------
BANKING                                                                     18.3%
       BANK OF AMERICA CORP.                                                             135,730       6,377,953
       CITIGROUP, INC.                                                                   121,672       5,862,157
       COMERICA, INC.                                                                     37,860       2,310,217
       HIBERNIA CORP.                                                                     16,819         496,329
       KEYCORP                                                                            32,700       1,108,530
       MBNA CORPORATION                                                                   23,400         659,646
       NATIONAL CITY CORP.                                                                18,800         705,940
       UNIONBANCAL CORPORATION                                                            17,809       1,148,324
       UBS AG-REGISTERED                                                                  30,772       2,579,924
                                                                                                  --------------
                                                                                                      21,249,020
                                                                                                  --------------
BEVERAGES - DOMESTIC                                                         1.8%
       COCA-COLA COMPANY                                                                  13,200         549,516
       PEPSICO, INC.                                                                      29,700       1,550,340
                                                                                                  --------------
                                                                                                       2,099,856
                                                                                                  --------------
BIOTECHNOLOGY                                                                0.4%
       MILLENNIUM PHARMACEUTICALS                                                        *35,500         430,260
                                                                                                  --------------
BUILDING PRODUCTS                                                            0.5%
       SHERWIN-WILLIAMS & CO.                                                             12,700         566,801
                                                                                                  --------------
BUSINESS SERVICES                                                            0.9%
       FIRST DATA CORP.                                                                   24,000       1,020,960
                                                                                                  --------------
CHEMICALS                                                                    1.4%
       AIR PRODUCTS & CHEMICALS                                                           16,700         968,099
       PPG INDUSTRIES, INC.                                                                5,000         340,800
       ROHM & HAAS COMPANY                                                                 8,226         363,836
                                                                                                  --------------
                                                                                                       1,672,735
                                                                                                  --------------
COMMERCIAL SERVICES                                                          0.3%
       CENDANT CORP.                                                                      14,812         346,305
                                                                                                  --------------
COMPUTER SOFTWARE                                                            1.3%
       DST SYSTEMS, INC.                                                                  *7,000         364,840
       MICROSOFT CORP.                                                                    21,100         563,581
       ORACLE CORP.                                                                      *41,800         573,496
                                                                                                  --------------
                                                                                                       1,501,917
                                                                                                  --------------


      The accompanying notes are an integral part of these financial statements.

16  ACTIVA Mutual Funds Annual Report

ACTIVA Schedule of Investments continued
VALUE FUND - 12/31/04



                                                                       % OF           SHARES OR       VALUE
SECURITY DESCRIPTION                                                INVESTMENTS       PAR VALUE      (NOTE 2)
--------------------                                                ------------     -----------  --------------
CONSTRUCTION - DOMESTIC                                                      0.2%
       CENTEX CORPORATION                                                                  4,000  $      238,320
                                                                                                  --------------
CONSTRUCTION - FOREIGN                                                       0.6%
       ACCENTURE LTD.                                                                     *2,900         699,300
                                                                                                  --------------
CONSUMER GOODS & SERVICES                                                    0.6%
       GILLETTE CO.                                                                       14,365         643,265
                                                                                                  --------------
COSMETICS                                                                    1.1%
       KIMBERLY-CLARK CORP.                                                               18,600       1,224,066
                                                                                                  --------------
DEFENSE                                                                      1.4%
       GENERAL DYNAMICS                                                                   15,822       1,654,981
                                                                                                  --------------
ELECTRIC UTILITY                                                             2.1%
       AMERICAN ELECTRIC POWER                                                            43,700       1,500,658
       EXELON CORP.                                                                       21,560         950,149
                                                                                                  --------------
                                                                                                       2,450,807
                                                                                                  --------------
ELECTRICAL EQUIPMENT                                                         3.8%
       FAIRCHILD SEMICONDUCTOR INTL.                                                     *10,569         171,852
       GENERAL ELECTRIC & CO.                                                            108,000       3,942,000
       NISOURCE INCORPORATION                                                            *13,800         314,364
                                                                                                  --------------
                                                                                                       4,428,216
                                                                                                  --------------
ELECTRONICS                                                                  1.9%
       FREESCALE SEMICONDUCTOR                                                           *11,092         203,649
       MOTOROLA, INC. CL B                                                                93,864       1,614,461
       TEKTRONIX INC.                                                                     12,000         362,520
                                                                                                  --------------
                                                                                                       2,180,630
                                                                                                  --------------
ENERGY                                                                       1.0%
       XCEL ENERGY, INC.                                                                 *63,700       1,159,340
                                                                                                  --------------
ENTERTAINMENT                                                                0.8%
       FOX ENTERTAINMENT GRP., INC. CL A                                                 *29,300         915,918
                                                                                                  --------------
ENVIRONMENTAL SERVICES                                                       0.5%
       WASTE MANAGEMENT, INC.                                                             18,800         562,872
                                                                                                  --------------
FINANCIAL SERVICES                                                           7.8%
       AMBAC FINANCIAL GROUP, INC.                                                        10,700         878,791
       CAPITAL ONE FINANCIAL                                                             *25,438       2,142,134
       COUNTRYWIDE CREDIT IND., INC.                                                      34,520       1,277,585
       FREDDIE MAC                                                                        35,257       2,598,441
       GOLDEN WEST FINANCIAL CORP.                                                        15,746         967,120
       ISTAR FINANCIAL, INC.                                                              14,900         674,374
       MORGAN STANLEY DEAN WITTER DISCOVERY                                               10,333         573,688
                                                                                                  --------------
                                                                                                       9,112,133
                                                                                                  --------------


The accompanying notes are an integral part of these financial statements.

                                           ACTIVA Mutual Funds Annual Report  17

ACTIVA Schedule of Investments continued
VALUE FUND - 12/31/04



                                                                       % OF           SHARES OR       VALUE
SECURITY DESCRIPTION                                                INVESTMENTS       PAR VALUE      (NOTE 2)
--------------------                                                ------------     -----------  --------------
HEALTH CARE                                                                  0.6%
       HUMANA, INC.                                                                      *24,100  $      715,529

HOME BUILDERS                                                                2.1%
       D.R. HORTON, INC.                                                                  16,600         669,146
       LENNAR CORPROATION CL A                                                            13,100         742,508
       STANDARD-PACIFIC CORP.                                                             15,200         974,928
                                                                                                  --------------
                                                                                                       2,386,582
                                                                                                  --------------
INSURANCE                                                                    6.0%
       HARTFORD FINANCIAL SERVICES GROUP                                                  17,300       1,199,063
       MBIA, INC.                                                                         12,012         760,119
       ST. PAUL COMPANIES                                                                 48,501       1,797,932
       UNUMPROVIDENT CORP.                                                                31,300         561,522
       ACE LIMITED                                                                        38,900       1,662,975
       MONTPELIER RE HOLDINGS LTD.                                                        *8,100         311,445
       XL CAPITAL LIMITED                                                                  8,590         667,014
                                                                                                  --------------
                                                                                                       6,960,070
                                                                                                  --------------
MACHINERY & EQUIPMENT                                                        0.4%
       GRACO, INC.                                                                        11,800         440,730
                                                                                                  --------------
MEDICAL EQUIPMENT & SUPPLIES                                                 0.3%
       FOREST LABORATORIES INC.                                                           *7,300         327,478
                                                                                                  --------------
MERCHANDISING                                                                0.5%
       OMNICOM GROUP COM                                                                   6,200         522,784
                                                                                                  --------------
MEDICAL SERVICES                                                             0.4%
       PACIFICARE HEALTH SYSTEMS, INC.                                                    *7,700         435,204
                                                                                                  --------------
METALS & MINING                                                              0.2%
       PHELPS DODGE CORP.                                                                 *2,600         257,192
                                                                                                  --------------
OFFICE/BUSINESS EQUIPMENT & SUPPLIES                                         3.3%
       I.B.M.                                                                             24,420       2,407,324
       PITNEY BOWES, INC.                                                                 13,500         624,780
       XEROX CORP.                                                                       *50,230         854,412
                                                                                                  --------------
                                                                                                       3,886,516
                                                                                                  --------------
OIL/GAS - EQUIPMENT & SVCS.                                                  4.1%
       CONOCOPHILLIPS                                                                     33,500       2,908,805
       MARATHON OIL CORP.                                                                 30,900       1,162,149
       VALERO ENERGY CORP.                                                                15,800         717,320
                                                                                                  --------------
                                                                                                       4,788,274
                                                                                                  --------------
OIL & GAS EXPLOR PROD & SER                                                  9.5%
       CHEVRONTEXACO CORP.                                                                56,756       2,980,257
       DEVON ENERGY CORP.                                                                  9,684         376,901
       EXXON MOBIL CORP.                                                                  74,564       3,822,151
       OCCIDENTAL PETROLEUM CORP.                                                         25,100       1,464,836


      The accompanying notes are an integral part of these financial statements.

18  ACTIVA Mutual Funds Annual Report

ACTIVA Schedule of Investments continued
VALUE FUND - 12/31/04



                                                                       % OF           SHARES OR       VALUE
SECURITY DESCRIPTION                                                INVESTMENTS       PAR VALUE      (NOTE 2)
--------------------                                                ------------     -----------  --------------
OIL & GAS EXPLOR PROD & SER (CONTINUED)                                      9.5%
       PETRO-CANADA                                                                       15,300  $      780,606
       UGI CORP.                                                                          28,900       1,182,299
       UNOCAL CORP.                                                                       10,900         471,316
                                                                                                  --------------
                                                                                                      11,078,366
                                                                                                  --------------
PAPER PRODUCTS                                                               1.9%
       TEMPLE - INLAND, INC.                                                               7,370         504,108
       WEYERHAEUSER                                                                       25,771       1,732,327
                                                                                                  --------------
                                                                                                       2,236,435
                                                                                                  --------------
PHARMACEUTICALS                                                              3.0%
       ICOS CORPORATION                                                                  *20,400         576,912
       KING PHARMACEUTICALS, INC.                                                        *52,997         657,163
       MEDCO HEALTH SOLUTIONS                                                            *50,462       2,099,219
       PFIZER, INC.                                                                        8,700         233,943
                                                                                                  --------------
                                                                                                       3,567,237
                                                                                                  --------------
RAILROADS                                                                    2.4%
       CANADIAN NATIONAL RAILWAY                                                          45,271       2,772,849
                                                                                                  --------------
RESTAURANTS                                                                  1.0%
       MCDONALDS CORP.                                                                    34,900       1,118,894
                                                                                                  --------------
RETAIL STORES                                                                1.7%
       ABERCROMBIE & FITCH CO. CL A                                                       30,700       1,441,365
..      MICHAELS STORES, INC.                                                              17,600         527,472
                                                                                                  --------------
                                                                                                       1,968,837
                                                                                                  --------------
REAL ESTATE INVESTMENT TRUST                                                 0.2%
       THORNBURG MORTGAGE, INC.                                                            8,400         243,264
                                                                                                  --------------
TOBACCO                                                                      3.5%
       ALTRIA GROUP, INC.                                                                 52,825       3,227,607
       UST, INC.                                                                          17,200         827,492
                                                                                                  --------------
                                                                                                       4,055,099
                                                                                                  --------------
TELECOMMUNICATIONS                                                           7.0%
       CITIZENS COMMUNICATIONS COMPANY                                                    61,705         850,912
       COMCAST CORP.  NEW                                                                *20,200         672,256
       NEXTEL COMMUNICATIONS, INC. CL A                                                  *38,600       1,158,000
       SPRINT CORP.                                                                       40,243       1,000,038
       TIME WARNER                                                                      *156,123       3,035,031
       VERIZON COMMUNICATIONS                                                             35,800       1,450,258
                                                                                                  --------------
                                                                                                       8,166,495
                                                                                                  --------------
TELECOMMUNICATIONS-SERVICES AND EQUIPMENT                                    1.2%
       CENTURYTEL, INC.                                                                   31,500       1,117,305
       SCIENTIFIC - ATLANTA, INC.                                                          8,900         293,789
                                                                                                  --------------
                                                                                                       1,411,094
                                                                                                  --------------


The accompanying notes are an integral part of these financial statements.

                                           ACTIVA Mutual Funds Annual Report  19

ACTIVA Schedule of Investments continued
VALUE FUND - 12/31/04


                                                                       % OF           SHARES OR       VALUE
SECURITY DESCRIPTION                                                INVESTMENTS       PAR VALUE      (NOTE 2)
--------------------                                                ------------     -----------  --------------
TOTAL COMMON STOCKS (Cost $98,015,036)                                                            $  116,092,855
                                                                                                  --------------

TOTAL INVESTMENTS - 100% (Cost $98,114,548)                                                       $  116,192,377
                                                                                                  ==============


*Non-dividend producing as of December 31, 2004

At December 31, 2004, the Fund's open future contracts were as follows:

 NUMBER OF               OPENING                FACE         MARKET
 CONTRACTS             CONTRACT TYPE           AMOUNT        VALUE
 ---------    -----------------------------   --------      --------
     10       Standard & Poor's 500, 3/18/05   $588,169     $606,850

      The accompanying notes are an integral part of these financial statements.

20  ACTIVA Mutual Funds Annual Report

ACTIVA Schedule of Investments
GROWTH FUND - 12/31/04



                                                                       % OF           SHARES OR       VALUE
SECURITY DESCRIPTION                                                INVESTMENTS       PAR VALUE      (NOTE 2)
--------------------                                                ------------     -----------  --------------
COMMON STOCKS - 100%
APPAREL                                                                      1.2%
       POLO RALPH LAUREN CORPORATION                                                       9,300  $      396,180
                                                                                                  --------------
BANKING                                                                      3.1%
       CITIGROUP, INC.                                                                    10,210         491,918
       MBNA CORPORATION                                                                   18,600         524,334
                                                                                                  --------------
                                                                                                       1,016,252
                                                                                                  --------------
BREWERY                                                                      1.4%
       ANHEUSER-BUSCH COS., INC.                                                           9,100         461,643
                                                                                                  --------------
BIOTECHNOLOGY                                                                1.3%
       GENENTECH, INC.                                                                    *4,700         255,868
       INVITROGEN CORPORATION                                                             *2,800         187,964
                                                                                                  --------------
                                                                                                         443,832
                                                                                                  --------------
BUSINESS SERVICES                                                            2.6%
       EBAY, INC.                                                                         *7,300         848,844
                                                                                                  --------------
COMMUNICATIONS EQUIPMENT                                                     2.7%
       COMCAST CORPORATION NEW CL A SPECIAL                                               *8,000         262,720
       QUALCOMM, INC.                                                                     15,000         636,000
                                                                                                  --------------
                                                                                                         898,720
                                                                                                  --------------
COMPUTER SOFTWARE                                                            6.3%
       MICROSOFT CORP.                                                                    48,920       1,306,653
       ORACLE CORP.                                                                      *54,900         753,228
                                                                                                  --------------
                                                                                                       2,059,881
                                                                                                  --------------
COMPUTERS                                                                    8.0%
       CISCO SYSTEMS, INC.                                                               *34,310         662,183
       DELL, INC.                                                                        *21,500         906,010
       INTEL CORP.                                                                        38,780         907,064
       ZEBRA TECHNOLOGIES CORPORATION                                                     *2,450         137,886
                                                                                                  --------------
                                                                                                       2,613,143
                                                                                                  --------------
DRUGS                                                                        3.0%
       NOVARTIS AG - ADR                                                                  19,410         980,981
                                                                                                  --------------
DATA PROCESSING & REPRODUCTION                                               1.1%
       ALLIANCE DATA SYSTEMS CORP.                                                        *7,500         356,100
                                                                                                  --------------
DEFENSE                                                                      1.4%
       GENERAL DYNAMICS                                                                    4,400         460,240
                                                                                                  --------------
ELECTRIC UTILITY                                                             1.5%
       CONSOL ENERGY, INC.                                                                11,800         484,390
                                                                                                  --------------
ELECTRICAL EQUIPMENT                                                         3.7%
       GENERAL ELECTRIC & CO.                                                             33,575       1,225,488
                                                                                                  --------------


The accompanying notes are an integral part of these financial statements.

                                           ACTIVA Mutual Funds Annual Report  21

ACTIVA Schedule of Investments continued
GROWTH FUND - 12/31/04



                                                                       % OF           SHARES OR       VALUE
SECURITY DESCRIPTION                                                INVESTMENTS       PAR VALUE      (NOTE 2)
--------------------                                                ------------     -----------  --------------
ELECTRONICS                                                                  5.6%
       EMC CORP/MASS                                                                     *43,500  $      646,845
       EOG RESOURCES, INC.                                                                 7,300         520,928
       HARMAN INTERNATIONAL INDUSTRIES                                                     2,900         368,300
       INTERNATIONAL GAME TECHNOLOGY                                                       4,640         159,523
       PMC - SIERRA, INC.                                                                *12,800         144,000
                                                                                                  --------------
                                                                                                       1,839,596
                                                                                                  --------------
ENTERTAINMENT                                                                0.6%
       WALT DISNEY COMPANY                                                                 6,900         191,820
                                                                                                  --------------
FINANCIAL SERVICES                                                           6.6%
       AMERICAN EXPRESS COMPANY                                                           12,240         689,969
       GOLDMAN SACH GROUP, INC.                                                            3,100         322,524
       J.P. MORGAN CHASE & CO.                                                            *8,000         312,080
       PROVIDIAN FINANCIAL CORP.                                                         *19,100         314,577
       SLM CORP.                                                                          10,000         533,900
                                                                                                  --------------
                                                                                                       2,173,050
                                                                                                  --------------
HOUSEHOLD PRODUCTS/WARES                                                     1.2%
       MANPOWER, INC.                                                                      8,200         396,060
                                                                                                  --------------
HOTELS & LODGING                                                             3.2%
       MARRIOTT INTERNATIONAL CL A                                                         9,600         604,608
       STARWOOD HOTELS & RESORTS WORLDWIDE                                                *7,300         426,320
                                                                                                  --------------
                                                                                                       1,030,928
                                                                                                  --------------
INDUSTRIAL GOODS & SERVICES                                                  2.1%
       CLOROX COMPANY                                                                     11,500         677,695
                                                                                                  --------------
INFORMATIONAL SERVICES                                                       2.5%
       YAHOO!, INC.                                                                      *21,600         813,888
                                                                                                  --------------
INSURANCE                                                                    0.9%
       AMERICAN INTERNATIONAL GROUP                                                        4,640         304,709
                                                                                                  --------------
INTERNET CONTENT                                                             0.8%
       JUNIPER NETWORKS, INC.                                                            *10,100         274,619
                                                                                                  --------------
MEDICAL EQUIPMENT & SUPPLIES                                                 8.4%
       ALLERGAN, INC.                                                                      5,000         405,350
       GUIDANT CORP.                                                                       4,400         317,240
       JOHNSON & JOHNSON                                                                  13,010         825,094
       ST. JUDE MEDICAL, INC.                                                             *6,400         268,352
       TYCO INTERNATIONAL LTD.                                                            26,000         929,240
                                                                                                  --------------
                                                                                                       2,745,276
                                                                                                  --------------
MEDICAL LABS & TESTING SERV.                                                 2.7%
       AETNA, INC.                                                                         3,000         374,250
       CHARLES RIVER LABORATORIES INTERNATIONAL, INC.                                     *7,300         335,873
       QUEST DIAGNOSTICS, INC.                                                            *1,800         171,990
                                                                                                  --------------
                                                                                                         882,113
                                                                                                  --------------


      The accompanying notes are an integral part of these financial statements.

22  ACTIVA Mutual Funds Annual Report

ACTIVA Schedule of Investments continued
GROWTH FUND - 12/31/04



                                                                       % OF           SHARES OR       VALUE
SECURITY DESCRIPTION                                                INVESTMENTS       PAR VALUE      (NOTE 2)
--------------------                                                ------------     -----------  --------------
MEDICAL SERVICES                                                             3.2%
       PACIFICARE HEALTH SYSTEMS, INC.                                                    *3,100  $      175,212
       UNITEDHEALTH GROUP, INC.                                                           *9,800         862,694
                                                                                                  --------------
                                                                                                       1,037,906
                                                                                                  --------------
OIL & GAS EXPLOR PROD & SER.                                                 1.3%
       NEWFIELD EXPLORATION CO.                                                           *4,000         236,200
       SCHLUMBERGER LTD.                                                                   3,000         200,850
                                                                                                  --------------
                                                                                                         437,050
                                                                                                  --------------
PHARMACEUTICALS                                                              7.7%
       AMGEN, INC.                                                                        *2,850         182,828
       BIOGEN IDEC, INC.                                                                  *7,100         472,931
       CAREMARK RX, INC.                                                                  *9,400         370,642
       ELAN CORP PLC - SPONS ADR                                                          *2,600          70,850
       MONSANTO COMPANY                                                                   10,600         588,830
       PFIZER, INC.                                                                       21,014         565,066
       ZIMMER HOLDINGS, INC.                                                              *3,200         256,384
                                                                                                  --------------
                                                                                                       2,507,531
                                                                                                  --------------
PUBLISHING                                                                   2.4%
       NEWS CORPORATION, INC. CL B                                                       *40,000         768,000
                                                                                                  --------------
RESTAURANTS                                                                  1.2%
       STARBUCKS CORP.                                                                    *6,200         386,632
                                                                                                  --------------
RETAIL STORES                                                                7.2%
       COACH, INC.                                                                        *4,020         226,728
       KOHL'S CORP.                                                                       *7,800         383,526
       LOWE'S COMPANIES                                                                    3,300         190,047
       PETSMART, INC.                                                                      9,300         330,429
       STAPLES, INC.                                                                      11,500         387,665
       TARGET CORP.                                                                       16,100         836,073
                                                                                                  --------------
                                                                                                       2,354,468
                                                                                                  --------------
SHOES - LEATHER                                                              1.3%
       NIKE, INC. - CL B                                                                   4,600         417,174
                                                                                                  --------------
TECHNOLOGY-SOFTWARE                                                          1.0%
       LINEAR TECHNOLOGY                                                                   8,000         310,080
                                                                                                  --------------
TELECOMMUNICATIONS                                                           2.3%
       RED HAT, INC.                                                                      *8,200         109,470
       SPRINT CORP.                                                                       25,700         638,645
                                                                                                  --------------
                                                                                                         748,115
                                                                                                  --------------
TELECOMMUNICATIONS-SERVICES AND EQUIPMENT                                    0.5%
       COGNIZANT TECHNOLOGY SOLUTIONS CORPORATIONS                                        *4,000         169,320
                                                                                                  --------------
TOTAL COMMON STOCKS (Cost $27,219,585)                                                                32,711,724
                                                                                                  --------------

TOTAL INVESTMENTS - 100% (Cost $27,219,585)                                                       $   32,711,724
                                                                                                  ==============


*Non-dividend producing as of December 31, 2004

The accompanying notes are an integral part of these financial statements.

                                           ACTIVA Mutual Funds Annual Report  23

ACTIVA Schedule of Investments
INTERNATIONAL FUND - 12/31/04



                                                                       % OF           SHARES OR       VALUE
SECURITY DESCRIPTION                                                INVESTMENTS       PAR VALUE      (NOTE 2)
--------------------                                                ------------     -----------  --------------
COMMON STOCKS - 100%
ADVERTISING                                                                  1.4%
       AEGIS GROUP PLC                                                                   212,856  $      441,356
                                                                                                  --------------
AIRLINES                                                                     2.6%
       EASYJET PLC                                                                      *148,276         534,478
       EMBRAER AIRCRAFT CORP - ADR                                                         9,700         324,368
                                                                                                  --------------
                                                                                                         858,846
                                                                                                  --------------
BANKING                                                                      4.5%
       ROYAL BANK OF SCOTLAND                                                             17,153         576,970
       BAYERISCHE HYPOVEREINSBANK                                                        *15,536         353,292
       BANCO BILBAO                                                                       14,685         260,486
       DBS BANK LIMITED                                                                  *26,000         256,432
                                                                                                  --------------
                                                                                                       1,447,180
                                                                                                  --------------
BANKING & FINANCIAL SERVICES                                                 3.6%
       SUMITOMO MITSUI FINANCIAL GROUP, INC.                                                 *92         668,879
       UBS AG- REGISTERED                                                                  6,063         508,405
                                                                                                  --------------
                                                                                                       1,177,284
                                                                                                  --------------
BREWERY                                                                      1.3%
       INTERBREW (BEL)                                                                   *10,936         424,240
                                                                                                  --------------
BUILDING PRODUCTS                                                            1.0%
       HOLDERSBANK REG                                                                     5,522         332,651
                                                                                                  --------------
BUSINESS SERVICES                                                            3.0%
       VIVENDI UNIVERSAL (FFR)                                                           *13,533         432,092
       VEDIOR N.V.                                                                       *11,494         187,322
       TOPPAN PRINTING                                                                    32,000         355,070
                                                                                                  --------------
                                                                                                         974,484
                                                                                                  --------------
CHEMICALS                                                                    3.4%
       SHIN ETSU CHEM                                                                     11,200         459,061
       NOVARTIS AG-REG                                                                    12,984         654,281
                                                                                                  --------------
                                                                                                       1,113,342
                                                                                                  --------------
COAL                                                                         1.2%
       FORDING CANADIAN COAL TRUST                                                        *5,200         401,180
                                                                                                  --------------
CONSTRUCTION - FOREIGN                                                       0.8%
       TAYLOR WOODROW PLC                                                                *50,726         264,898
                                                                                                  --------------
CONSUMER GOODS & SERVICES                                                    1.6%
       FUJI PHOTO FILM                                                                    14,500         529,228
                                                                                                  --------------
CRUISE LINES                                                                 2.4%
       CARNIVAL PLC                                                                       12,666         772,809
                                                                                                  --------------
DATA PROCESSING & REPRODUCTION                                               1.0%
       CANON, INC.                                                                         6,000         323,802
                                                                                                  --------------


      The accompanying notes are an integral part of these financial statements.

24  ACTIVA Mutual Funds Annual Report

ACTIVA Schedule of Investments continued
INTERNATIONAL FUND - 12/31/04



                                                                       % OF           SHARES OR       VALUE
SECURITY DESCRIPTION                                                INVESTMENTS       PAR VALUE      (NOTE 2)
--------------------                                                ------------     -----------  --------------
DIVERSIFIED                                                                  2.0%
       HUTCHISON WHAMPOA                                                                  69,000  $      645,818
                                                                                                  --------------

ELECTRICAL EQUIPMENT                                                         1.2%
       SMC CORPORATION                                                                    *3,400         389,207
                                                                                                  --------------

ELECTRONICS                                                                  3.5%
       ATI TECHNOLOGIES, INC.                                                            *13,700         265,643
       ASUSTEK COMPUTER, INC.-GDR                                                        139,590         372,217
       LG ELECTRONICS, INC.                                                                8,090         500,936
                                                                                                  --------------
                                                                                                       1,138,796
                                                                                                  --------------
FINANCIAL SERVICES                                                           7.4%
       MAN GROUP PLC                                                                      23,362         660,232
       LLOYDS TSB GROUP ORD 25BPS                                                        *38,619         350,704
       MIZUHO FINANCIAL GROUP                                                                133         669,738
       ING GROUP                                                                           8,808         266,503
       SWISS LIFE HOLDINGS                                                                *3,238         471,277
                                                                                                  --------------
                                                                                                       2,418,454
                                                                                                  --------------
FOOD PRODUCTS                                                                3.6%
       MORRISON (WM.) SUPERMARKETS PLC                                                   156,745         622,936
       KONINKLIJKE NUMICO N.V.                                                           *15,031         542,031
                                                                                                  --------------
                                                                                                       1,164,967
                                                                                                  --------------
FOREST PRODUCTS                                                              1.0%
       STORA ENSO OYJ `R' SHRS (FIN)                                                     *20,400         312,502
                                                                                                  --------------
HOUSEWARES                                                                   1.4%
       ASAHI GLASS COMPANY                                                                41,000         452,132
                                                                                                  --------------
INVESTMENT COMPANY                                                           1.6%
       MEDIOBANCA S.P.A.                                                                  31,653         512,420
                                                                                                  --------------
LEISURE & TOURISM                                                            2.7%
       RANK GROUP PLC.                                                                  *110,915         562,177
       GENTING BERHAD                                                                    *61,200         306,000
                                                                                                  --------------
                                                                                                         868,177
                                                                                                  --------------
LEISURE TIME                                                                 1.1%
       ARISTOCRAT LEISURE LTD.                                                           *47,247         368,517
                                                                                                  --------------
MACHINERY & EQUIPMENT                                                        0.7%
       ASM INTERNATIONAL                                                                 *14,615         241,365
                                                                                                  --------------
MANUFACTURING - MISCELLANEOUS                                                2.5%
       BAYER AG                                                                          *17,302         585,592
       DAEWOO SHIPBUILDING & MARINE                                                      *16,010         238,170
                                                                                                  --------------
                                                                                                         823,762
                                                                                                  --------------
MATERIALS                                                                    1.0%
       WMC RESOURCES LTD.                                                                 57,911         327,762
                                                                                                  --------------


The accompanying notes are an integral part of these financial statements.

                                           ACTIVA Mutual Funds Annual Report  25

ACTIVA Schedule of Investments continued
INTERNATIONAL FUND - 12/31/04



                                                                       % OF           SHARES OR       VALUE
 SECURITY DESCRIPTION                                               INVESTMENTS       PAR VALUE      (NOTE 2)
---------------------                                               ------------     -----------  --------------
MEDICAL EQUIPMENT & SUPPLIES                                                 2.0%
       SANOFI-SYNTHELABO SA (FFR)                                                         *8,274  $      661,290
                                                                                                  --------------

METALS & MINING                                                              1.1%
       CAMECO CORPORATION                                                                 *9,900         346,622
                                                                                                  --------------
NATURAL GAS UTILITY                                                          1.0%
       TOKYO GAS CO. LTD.                                                                 77,000         315,605
                                                                                                  --------------
OIL & GAS EXPLOR PROD & SER.                                                 5.4%
       SAIPEM S.P.A.                                                                      38,755         466,198
       PETROCHINA CO. LTD.                                                               290,000         154,837
       ENTE NAZIONALE IDROC (ITL)                                                         19,399         485,700
       PRECISION DRILLING CORP.                                                           *5,200         326,560
       SUNCOR ENERGY                                                                       9,300         329,107
                                                                                                  --------------
                                                                                                       1,762,402
                                                                                                  --------------
PHARMACEUTICALS                                                              2.1%
       MERCK KGAA                                                                         *5,053         345,475
       YAMANOUCHI PHARMACEUTICAL                                                           8,800         342,656
                                                                                                  --------------
                                                                                                         688,131
                                                                                                  --------------
PUBLISHING                                                                   1.0%
       UNITED BUSINESS MEDIA                                                              35,047         322,977
                                                                                                  --------------
RETAIL STORES                                                                3.6%
       METRO GR                                                                           *6,266         344,600
       ESPRIT HOLDINGS LIMITED                                                           134,000         810,272
                                                                                                  --------------
                                                                                                       1,154,872
                                                                                                  --------------
REAL ESTATE                                                                  3.6%
       MITSUBISHI ESTATE CO. LTD. (JP)                                                    42,000         491,851
       NEW WORLD DEVELOPMENT                                                            *298,000         333,552
       SINO LAND COMPANY LIMITED                                                         348,000         342,506
                                                                                                  --------------
                                                                                                       1,167,910
                                                                                                  --------------
SHOES - LEATHER                                                              1.1%
       ADIDAS SALOMON                                                                     *2,126         344,344
                                                                                                  --------------
TECHNOLOGY-SOFTWARE                                                          1.5%
       SAP AKTIENGESELLSCHAFT                                                            *11,300         499,573
                                                                                                  --------------
TOBACCO                                                                      1.4%
       JAPAN TOBACCO, INC.                                                                   *40         456,719
                                                                                                  --------------
TELECOMMUNICATIONS                                                          16.4%
       AMERICA MOVIL-SERIES L ADR                                                         21,500       1,125,525
       CHINA TELECOM CORPORATION LTD.-ADR                                                *10,800         397,440
       HELLENIC TELECOM (GRD)                                                            *20,770         373,222
       FRANCE TELECOM                                                                    *17,747         587,627
       DEUTSCHE TELEKOM                                                                  *20,055         453,602
       ALCATEL ALSTHOM                                                                   *33,190         516,549


      The accompanying notes are an integral part of these financial statements.

26  ACTIVA Mutual Funds Annual Report

ACTIVA Schedule of Investments continued
INTERNATIONAL FUND - 12/31/04



                                                                       % OF           SHARES OR       VALUE
SECURITY DESCRIPTION                                                INVESTMENTS       PAR VALUE      (NOTE 2)
--------------------                                                ------------     -----------  --------------
TELECOMMUNICATIONS (CONTINUED)                                              16.4%
      NOKIA OYJ- ADR                                                                      22,000  $      344,740
       TELEKOM MALAYSIA BHD                                                             *138,000         421,263
       TRUE CORP. PCL                                                                 *2,224,200         463,733
       INDONESIAN SATELLITE ADR                                                          *10,100         314,918
       PHILIPPINE LONG DISTANCE - ADR                                                    *14,100         351,513
                                                                                                  --------------
                                                                                                       5,350,132
                                                                                                  --------------
TELECOMMUNICATIONS-SERVICES AND EQUIPMENT                                    1.0%
       SINGAPORE TELECOMMUNICATIONS                                                     *220,000         320,755
                                                                                                  --------------

WHOLESALE DISTRIBUTION                                                       1.3%
       SUMITOMO CORPORATION                                                               49,000         422,719
                                                                                                  --------------

TOTAL COMMON STOCKS (Cost $28,065,949)                                                                32,539,230
                                                                                                  --------------

TOTAL INVESTMENTS - 100% (Cost $28,065,949)                                                       $   32,539,230
                                                                                                  ==============


*Non-dividend producing as of December 31, 2004

At December 31, 2004 the breakdown by country was:

                         % OF MARKET          ACTUAL
COUNTRY                     VALUE          MARKET VALUE
-------                     -----         -------------
Australia                    2.1%         $     696,280
Belgium                      1.3%               424,240
Bermuda                      2.5%               810,272
Brazil                       1.0%               324,368
Canada                       4.3%             1,403,469
China                        1.3%               420,480
Finland                      2.1%               657,242
France                       6.7%             2,197,558
Germany                      9.1%             2,926,479
Greece                       1.1%               373,222
Hong Kong                    4.1%             1,321,877
Indonesia                    1.0%               314,918
Italy                        4.5%             1,464,318
Japan                       18.1%             5,876,666
Republic of Korea            2.2%               739,106
Malaysia                     2.2%               727,263
Mexico                       3.5%             1,125,525
Netherlands                  3.8%             1,237,221
Philippines                  1.1%               351,513
Singapore                    1.8%               577,187
Spain                        0.8%               260,486
Switzerland                  7.2%             2,364,053
Taiwan                       1.1%               372,217
Thailand                     1.4%               463,733
United Kingdom              15.7%             5,109,537
                           ------         -------------
                           100.0%         $  32,539,230
                           ======         =============

The accompanying notes are an integral part of these financial statements.

                                           ACTIVA Mutual Funds Annual Report  27

ACTIVA Statement of Assets and Liabilities



                                          INTERMEDIATE                                INTERNATIONAL
AS OF DECEMBER 31, 2004                    BOND FUND      VALUE FUND     GROWTH FUND      FUND
                                          ------------   ------------   ------------  -------------
ASSETS
Investments at cost                       $171,992,495   $ 98,114,548   $ 27,219,585  $  28,065,949
                                          ------------   ------------   ------------  -------------
Investments at value                       174,839,826    116,192,377     32,711,724     32,539,230
Cash                                           268,046      2,668,504        127,893        816,807
Receivables:
      Investments sold                              --             --        143,373         34,799
      Investment income                      1,632,986        180,940         24,616         21,914
Other assets                                       468          2,987            468         22,022
                                          ------------   ------------   ------------  -------------
Total Assets                               176,741,326    119,044,808     33,008,074     33,434,772
                                          ------------   ------------   ------------  -------------

LIABILITIES
Payables:
      Advisory fees                            146,105        173,623         54,030         66,338
      Transfer agent fees                          271         38,811            902            462
      12b-1 fees                                66,179         41,377         11,743         11,707
      Service fees                              66,179         44,547         11,743         11,707
Other liabilities                                   --            500             --             46
Accrued expenses                                13,179         13,307          8,386         16,742
                                          ------------   ------------   ------------  -------------
Total Liabilities                              291,913        312,165         86,804        107,002
                                          ------------   ------------   ------------  -------------

NET ASSETS                                $176,449,413   $118,732,643   $ 32,921,270  $  33,327,770
                                          ============   ============   ============  =============

SHARES OUTSTANDING                          17,290,454     14,726,513      4,732,122      4,124,690
                                          ============   ============   ============  =============

NET ASSET VALUE PER SHARE                 $      10.21                  $       6.96  $        8.08

Class A based on net assets of
$115,203,837 and 14,290,762
shares outstanding                                       $       8.06

Class R based on net assets of
$3,528,806 and 435,751
shares outstanding                                       $       8.10


      The accompanying notes are an integral part of these financial statements.

28  ACTIVA Mutual Funds Annual Report

ACTIVA Statement of Operations
FOR THE YEAR ENDED DECEMBER 31, 2004



                                                        INTERMEDIATE                                   INTERNATIONAL
                                                          BOND FUND      VALUE FUND     GROWTH FUND        FUND
                                                        ------------    ------------    ------------   -------------
INVESTMENT INCOME
Interest                                                $  8,131,223    $     25,986    $     10,234   $       2,325
Dividends                                                         --       2,669,121         375,972         514,967
Miscellaneous                                                 21,750          19,098           6,475          27,001
                                                        ------------    ------------    ------------   -------------
Total Investment Income                                    8,152,973       2,714,205         392,681         544,293
                                                        ------------    ------------    ------------   -------------

EXPENSES
Advisory fees                                                573,718         670,199         209,035         253,478
12b-1 fees                                                   258,575         163,198          45,355          44,732
Service fees                                                 258,575         173,603          45,355          44,732
Shareholder report                                             2,277          48,457           3,031           2,524
Fund accounting fees                                          69,286          70,165          41,904          50,195
Audit fees                                                    19,372          16,272          18,773          18,772
Custodian fees                                                20,499          29,213          11,812          60,605
Insurance                                                      6,720           5,299           1,162           1,125
Legal fees                                                    15,199          15,361          15,199          15,199
Registration fees                                              8,568           4,727           1,841           1,810
Transfer agent fees                                            1,150         142,519           3,606           1,929
Transfer agent fees - Class R                                     --          13,873            --                 0
Trustee fees                                                   3,386           3,386           3,386           3,386
                                                        ------------    ------------    ------------   -------------
Total Expenses                                             1,237,325       1,356,272         400,459         498,487
                                                        ------------    ------------    ------------   -------------

Net Investment Income (Loss)                               6,915,648       1,357,933          (7,778)         45,806
                                                        ------------    ------------    ------------   -------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS,
      FOREIGN CURRENCY AND FUTURES CONTRACTS
      Net realized gain (loss) from
         security transactions                             1,164,068      20,615,051       2,717,993       4,886,237
      Net realized gain (loss) from
         foreign currency transactions                            --              --              --        (222,259)
      Net realized gain (loss) from
         futures contracts                                        --         140,112              --              --
      Changes in net unrealized
         appreciation or (depreciation)
         of investments and
         foreign currency                                 (1,662,216)     (5,484,151)        168,841        (684,300)
                                                        ------------    ------------    ------------   -------------
Net Gain (Loss) from Investments,
      Foreign Currency and
      Futures Contracts                                     (498,148)     15,271,012       2,886,834       3,979,678
                                                        ------------    ------------    ------------   -------------

NET INCREASE (DECREASE) IN
      NET ASSETS RESULTING
      FROM OPERATIONS                                   $  6,417,500    $ 16,628,945    $  2,879,056   $   4,025,484
                                                        ============    ============    ============   =============


The accompanying notes are an integral part of these financial statements.

                                           ACTIVA Mutual Funds Annual Report  29

ACTIVA Statement of Changes in Net Assets



                                                                   INTERMEDIATE BOND FUND                  VALUE FUND
                                                                   YEAR             YEAR             YEAR             YEAR
                                                                   ENDED            ENDED            ENDED            ENDED
Increase (Decrease) in:                                          12/31/04         12/31/03         12/31/04         12/31/03
                                                               -------------    -------------    -------------    -------------
NET ASSETS FROM OPERATIONS
Net investment income (loss)                                   $   6,915,648    $   7,726,526    $   1,357,933    $   1,476,725
Net realized gain (loss) on investments                            1,164,068        4,210,993       20,755,163       (3,674,758)
Net increase (decrease) in unrealized
      appreciation                                                (1,662,216)      (6,211,546)      (5,484,151)      33,045,072
                                                               -------------    -------------    -------------    -------------
Net increase (decrease) in net assets
      resulting from operations                                    6,417,500        5,725,973       16,628,945       30,847,039

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income:
      Class A                                                     (6,860,034)      (7,160,355)      (1,218,977)      (1,438,340)
      Class R                                                             --               --          (93,582)         (23,052)
Net realized gain from investment transactions:
      Class A                                                       (868,494)      (5,392,480)              --               --
      Class R                                                             --               --               --               --
                                                               -------------    -------------    -------------    -------------
Total distributions to shareholders                               (7,728,528)     (12,552,835)      (1,312,559)      (1,461,392)

CAPITAL SHARE TRANSACTIONS
Net proceeds from sale of shares:
      Class A                                                        187,253          168,664          906,515          445,288
      Class R                                                             --               --        6,459,219          637,451
Net asset value of shares issued to shareholders in
      reinvestment of investment income and
      realized gain from security transactions:
      Class A                                                      7,727,313       12,550,220        1,195,178        1,413,113
      Class R                                                             --               --           93,582           22,971
Payment for shares redeemed:
      Class A (Note 4)                                              (117,169)         (91,774)     (36,383,342)      (5,822,991)
      Class R                                                             --               --       (6,205,359)        (388,785)
                                                               -------------    -------------    -------------    -------------
Net increase (decrease) in net assets
      derived from capital share transactions                      7,797,397       12,627,110      (33,934,207)      (3,692,953)
                                                               -------------    -------------    -------------    -------------
Net Increase (Decrease) in Net Assets                              6,486,369        5,800,248      (18,617,821)      25,692,694
Net Assets, beginning of year                                    169,963,044      164,162,796      137,350,464      111,657,770
                                                               -------------    -------------    -------------    -------------
Net Assets, end of year                                        $ 176,449,413    $ 169,963,044    $ 118,732,643    $ 137,350,464
                                                               =============    =============    =============    =============

NET ASSETS CONSIST OF:
      Capital                                                  $ 173,483,048    $ 165,685,652    $ 110,840,888    $ 144,775,094
      Undistributed net investment income (loss)                          --               --               --               --
      Return of capital                                               93,722           (8,051)         (27,005)         (72,378)
      Undistributed net realized gain
         (loss) from investments                                      25,312         (224,103)     (10,177,750)     (30,932,914)
      Unrealized appreciation (depreciation)
         of investments and foreign currency                       2,847,331        4,509,546       18,096,510       23,580,662
                                                               -------------    -------------    -------------    -------------
                                                               $ 176,449,413    $ 169,963,044    $ 118,732,643    $ 137,350,464
                                                               =============    =============    =============    =============
TRANSACTIONS IN FUND SHARES
Shares sold:
      Class A                                                         18,269           15,817          118,751           74,730
      Class R                                                             --               --          886,454          105,917
Reinvested distributions:
      Class A                                                        756,164        1,197,717          150,337          204,207
      Class R                                                             --               --           11,712            3,305
Shares redeemed:
      Class A                                                        (11,455)          (8,638)      (5,119,911)        (963,071)
      Class R                                                             --               --         (773,403)         (65,384)
                                                               -------------    -------------    -------------    -------------
Net increase (decrease) in fund shares                               762,978        1,204,896       (4,726,060)        (640,296)
Shares outstanding, beginning of year                             16,527,476       15,322,580       19,452,573       20,092,869
                                                               -------------    -------------    -------------    -------------
Shares outstanding, end of year                                   17,290,454       16,527,476       14,726,513       19,452,573
                                                               =============    =============    =============    =============


      The accompanying notes are an integral part of these financial statements.

30  ACTIVA Mutual Funds Annual Report

ACTIVA Statement of Changes in Net Assets continued


                                                                        GROWTH FUND                  INTERNATIONAL FUND
                                                                    YEAR            YEAR            YEAR            YEAR
                                                                   ENDED           ENDED           ENDED           ENDED
Increase (Decrease) in:                                           12/31/04        12/31/03        12/31/04        12/31/03
                                                                ------------    ------------    ------------    ------------
NET ASSETS FROM OPERATIONS
Net investment income (loss)                                         ($7,778)      ($119,798)   $     45,806    $    117,078
Net realized gain (loss) on investments                            2,717,993        (424,586)      4,663,978       1,453,644
Net increase (decrease) in unrealized
      appreciation                                                   168,841       7,181,253        (684,300)      5,561,455
                                                                ------------    ------------    ------------    ------------
Net increase (decrease) in net assets
      resulting from operations                                    2,879,056       6,636,869       4,025,484       7,132,177

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income:
      Class A                                                             --              --              --         (90,086)
      Class R                                                             --              --              --              --
Net realized gain from investment transactions:
      Class A                                                             --              --              --              --
      Class R                                                             --              --              --              --
                                                                ------------    ------------    ------------    ------------
Total distributions to shareholders                                       --              --              --         (90,086)

CAPITAL SHARE TRANSACTIONS
Net proceeds from sale of shares:
      Class A                                                        293,272         172,482         149,917         952,630
      Class R                                                              0              --              --              --
Net asset value of shares issued to shareholders in
      reinvestment of investment income and
      realized gain from security transactions:
      Class A                                                              0              --              --          90,083
      Class R                                                              0              --              --              --
Payment for shares redeemed:
      Class A                                                       (270,489)       (109,318)       (276,392)       (893,102)
      Class R                                                              0              --              --              --
                                                                ------------    ------------    ------------    ------------
Net increase (decrease) in net assets derived
      from capital share transactions                                 22,783          63,164        (126,475)        149,611
                                                                ------------    ------------    ------------    ------------
Net Increase (Decrease) in Net Assets                              2,901,839       6,700,033       3,899,009       7,191,702
Net Assets, beginning of year                                     30,019,431      23,319,398      29,428,761      22,237,059
                                                                ------------    ------------    ------------    ------------
Net Assets, end of year                                         $ 32,921,270    $ 30,019,431    $ 33,327,770    $ 29,428,761
                                                                ============    ============    ============    ============

NET ASSETS CONSIST OF:
      Capital                                                   $ 37,676,272    $ 37,653,489    $ 35,349,997    $ 35,476,472
      Undistributed net investment income (loss)                    (556,166)       (548,387)       (943,936)       (767,698)
      Return of capital                                                   --              --              --              --
      Undistributed net realized gain (loss) from investments     (9,690,976)    (12,408,969)     (5,555,746)    (10,441,768)
      Unrealized appreciation (depreciation)
         of investments and foreign currency                       5,492,140       5,323,298       4,477,455       5,161,755
                                                                ------------    ------------    ------------    ------------
                                                                $ 32,921,270    $ 30,019,431    $ 33,327,770    $ 29,428,761
                                                                ============    ============    ============    ============
TRANSACTIONS IN FUND SHARES
Shares sold:
      Class A                                                         45,318          29,961          20,792         157,871
      Class R                                                              0              --               0              --
Reinvested distributions:
      Class A                                                              0              --               0          13,056
      Class R                                                              0              --               0              --
Shares redeemed:
      Class A                                                        (43,066)        (19,669)        (38,158)       (147,844)
      Class R                                                              0              --               0              --
                                                                ------------    ------------    ------------    ------------
Net increase (decrease) in fund shares                                 2,252          10,292         (17,366)         23,083
Shares outstanding, beginning of year                              4,729,870       4,719,578       4,142,056       4,118,973
                                                                ------------    ------------    ------------    ------------
Shares outstanding, end of year                                    4,732,122       4,729,870       4,124,690       4,142,056
                                                                ============    ============    ============    ============


The accompanying notes are an integral part of these financial statements.

                                           ACTIVA Mutual Funds Annual Report  31

ACTIVA Notes to Financial Statements

1. ORGANIZATION

Activa Mutual Fund Trust (Trust) was organized as a Delaware business trust on February 2, 1998. The trust consists of four funds, each open-end management investment companies registered under the Investment Company Act of 1940. The funds are: the Activa Intermediate Bond Fund (Intermediate Bond Fund), the Activa Value Fund (Value Fund), the Activa Growth Fund (Growth Fund) and the Activa International Fund (International Fund) collectively referred to as the Funds. The Money Market Fund was terminated on December 28, 2004. The Value Fund is the successor to Amway Mutual Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

INVESTMENT OBJECTIVES

The Intermediate Bond Fund's investment objective is to seek a high level of current income as is consistent with moderate risk of capital and maintenance of liquidity. The Intermediate Bond Fund invests primarily in investment-grade debt securities, with average maturity of three to ten years.

The Value Fund's investment objective is to seek long-term capital appreciation, and invests primarily in common stocks of U.S. companies which are considered by the investment manager to be undervalued.

The Growth Fund seeks long-term growth of capital, and invests primarily in common stocks believed by the investment manager to have long-term growth potential.

The International Fund seeks maximum long-term capital appreciation. The International Fund invests primarily in common stocks non-U.S. companies which are believed by the investment manager to have potential for above-average growth of earnings.

CLASSES OF SHARES

The Value Fund offers two classes of shares (Class A and Class R). The Class R shares are offered to tax-exempt retirement and benefit plans of Alticor, Inc. and its affiliates, and are not subject to any sales charges or 12b-1 distribution fees. All other Funds issue a single class of shares. Each share for all of the Funds, including Class A and Class R of the Value Fund represents an equal proportionate interest in their respective Fund and, generally, will have identical voting, dividend, liquidation, and other rights and the same terms and conditions. Each class and Fund will have exclusive voting rights with respect to matters affecting only that class or Fund. Each class and Fund bears different distribution, shareholder servicing and transfer agent expenses. Income, non-class specific expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares or Fund based upon its relative net assets. Each fund has authorized an unlimited number of shares.

SECURITY VALUATION

Net asset values per share are calculated at the close of business on the New York Stock Exchange, usually 4:00PM Eastern time on each business day on which that exchange is open. Investments in securities listed or admitted to trading on a national securities exchange are valued at their last reported sale price before the time of valuation. If a security is traded only in the over-the-counter market, or if no sales have been reported for a listed security on that day, it is valued at the mean between the current closing bid and ask prices. Short-term securities maturing within 60 days are valued at amortized cost, which approximates fair value. Portfolio debt securities with remaining maturities greater than 60 days are valued by pricing agents approved by the Board of Trustees. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. Securities for which market quotations are not readily available, including any restricted securities (none at December 31, 2004), and other assets of the Funds are valued at fair market value as determined by the Fund's Board of Trustees. On December 31, 2004 the Intermediate Bond Fund held one security valued at $1,507,401 for which pricing service information was not readily available and as such is stated at fair value calculated in accordance with procedures adopted by the Fund's Board of Trustees.

DERIVATIVE TRANSACTIONS

The Funds may trade in derivative contracts to hedge portfolio holdings and for investment purposes. Hedging activities are intended to reduce various risks associated with fluctuations in foreign currency exchange rates. When entering into a forward currency contract, the fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily. The fund's net equity in the contracts is

32  ACTIVA Mutual Funds Annual Report

ACTIVA Notes to Financial Statements continued

included as unrealized gains or losses in the statement of assets and liabilities. This unrealized gain or loss is the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. The current year change in unrealized gains and losses and realized gains and losses are included in the statement of operations. These instruments involve market risk, credit risk, or both kinds of risk, in excess of the amount recognized in the statements of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and security values and interest rates. There were no foreign currency contracts outstanding at December 31, 2004.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Original issue discounts are accreted and premium is amortized on debt securities to interest income over the life of a security with a corresponding adjustment in the cost basis. Realized gains and losses from security transactions and unrealized appreciation and depreciation of investments are reported on a specific identification basis. Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend date.

FOREIGN CURRENCY TRANSLATION

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

Net realized gains and losses from foreign currency and investment transactions disclosed in the Statement of Operations consist of net gains and losses on disposition of foreign currency, currency gains and losses realized between trade and settlement dates on security transactions, and the difference between the amount of net investment income accrued and the amount actually received in U.S. dollars. Net unrealized foreign exchange gains and losses arise from changes in fair values of assets and liabilities other than investments in securities at period end, resulting from changes in exchange rates. The effects of foreign currency exchange rates on foreign securities held are included in net realized and unrealized gain or loss on investments.

FUTURES CONTRACTS

The Funds may use futures contracts to manage its exposure to the stock and bond markets. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown at the end of the schedule of investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

SECURITY LENDING

The Funds lend portfolio securities from time to time in order to earn additional income. The Funds receive collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintain collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At December 31, 2004, the value of the securities loaned and the collateral received were as follows:

                                           ACTIVA Mutual Funds Annual Report  33

ACTIVA Notes to Financial Statements continued

                                  Value of the             Collateral
Fund                            Securities Loaned           Received
                                -----------------         ------------
Intermediate Bond                   $  38,505,191         $ 39,171,988
Value                               $  11,912,291         $ 12,217,105
Growth                              $   3,264,777         $  3,341,588
International                       $   6,955,228         $  7,293,831

FEDERAL INCOME TAXES

It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from substantially all federal income taxes. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

DIVIDEND DISTRIBUTIONS

The Intermediate Bond Fund declares and distributes dividends monthly, and capital gains (if any) are distributed annually. The Value Fund, Growth Fund and International Fund declare and distribute dividends and capital gains (if any) annually.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds have entered into investment advisory agreements with Activa Asset Management LLC (the Adviser), effective June 11, 1999. The Funds employ the investment adviser to provide investment advice and manage on a regular basis the investment portfolios for the Funds. Except when otherwise specifically directed by the Funds, the Investment Adviser will make investment decisions on behalf of the Funds and place all orders for the purchase and sale of portfolio securities for the Funds' accounts. The Adviser shall be permitted to enter into an agreement with another advisory organization (sub-adviser), whereby the sub-adviser will provide all or part of the investment advice and services required to manage the Funds' investment portfolios as provided for in these agreements. In return for these services, the Funds pay the adviser an annual rate as follows:

FUND                    % OF AVERAGE NET ASSETS
------------------      -----------------------
Intermediate Bond       .40% on first $50 million; .32% on next $100 million;
                        .24% on assets in excess of $150 million

Value .60% on first $100 million; .50% on assets in excess of $100 million; the minimum annual fee shall be $350,000 plus .20% of average net assets

Growth                  .70% on first $25 million; .65% on next $25 million;
                        .60% on assets in excess of $50 million

International           .85% on first $50 million; .75% on assets in excess of
                        $50 million

As permitted by the above agreements, the Adviser has retained the following sub-advisers:

FUND                               SUB-ADVISER
-----------------       ------------------------------------
Intermediate Bond       McDonnell Investment Management, LLC

Value                   Wellington Management Company, LLP*

Growth                  State Street Research &
                        Management Company

International           Nicholas-Applegate Capital Management

Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Value Fund, Intermediate Bond Fund, Growth Fund and International Fund have entered into a Plan and Agreement of Distribution with Activa Asset Management LLC. Under the terms of the agreement, Activa Asset Management LLC provides services in connection with distributing the Funds' shares (except Value Fund Class R). For these services rendered, the Funds compensate Activa Asset Management LLC monthly at a maximum annual rate of .25 of 1% of the average net assets of the Fund. For the year ended December 31, 2004 the Board of Trustees approved an annual rate of .15 of 1% of average net assets.

34  ACTIVA Mutual Funds Annual Report

ACTIVA Notes to Financial Statements continued

The Funds have a transfer agency and dividend disbursing agency agreement with Activa Asset Management LLC. Under these agreements, Activa Asset Management LLC is the agent for transfer of the Funds' shares and disbursement of the Funds' distributions. For these services, The Intermediate Bond, Value (Class A), Growth and International Funds pay a monthly fee based upon $1.167 per account in existence during the month. The transfer agent is compensated by the Value Fund (Class R) at a monthly rate of 1/12 of .20% (.20% annually) of average net assets.

On June 11, 1999, as amended on June 3, 2004, the Trust has entered into an administrative agreement with Activa Asset Management LLC. Under the terms of the agreement Activa Asset Management LLC will act as administrator for the Funds. As administrator of the Funds, Activa Asset Management LLC will furnish office space and office facilities, equipment and personnel, as well as providing services relating to compliance, tax and financial service requirements. For these services, the administrator will be compensated quarterly by each fund at an annual rate of .15% of 1% of average daily net assets.

On July 9, 1999 the Trust entered into a Fund Accounting Agreement with Bisys Fund Services Ohio, Inc. (Fund Accountant). As stated in the agreement, the Fund Accountant is responsible for the maintenance of books and records, performance of daily accounting services, providing the Funds' management with information for the preparation of monthly financial statements and certain information necessary for meeting compliance requirements. The Fund Accountant is compensated by each fund based upon an annual fee of $35,000 for assets up to $100 million; $50,000 for assets between $100 million and $1 billion; and $75,000 for assets in excess of $1 billion. In addition, each fund will pay the Fund Accountant an annual fee of $2,500 for portfolio accounting reports provided to investment adviser personnel through internet access.

Nicholas Applegate Capital Management, sub-advisor for the Activa International Fund, entered into an affiliated broker dealer transaction with Dresdner Kleinwort Benson on March 24, 2004 which resulted in a total commission being paid of $52.

Two families, which own (directly or indirectly) the majority of the shares outstanding of the Trust, also indirectly own 100% of the Adviser.

4. INVESTMENT TRANSACTIONS

At December 31, 2004, the cost of investments owned by the Value Fund was $98,301,288 for federal income tax purposes. Aggregate gross unrealized appreciation on securities in which there was an excess of market value over tax cost was $18,326,714. Aggregate gross unrealized depreciation on securities in which there was an excess of tax cost over market value was $435,625. Net unrealized appreciation for tax purposes was $17,891,089, at December 31, 2004.

The unrealized appreciation (depreciation) at October 31, 2004 based upon cost of both long-term and short-term securities for the funds that have elected an October 31st year-end for federal income tax purposes were as follows:

                                                 NET          COST FOR
                  GROSS          GROSS       UNREALIZED       FEDERAL
                UNREALIZED    UNREALIZED    APPRECIATION     INCOME TAX
FUND           APPRECIATION  DEPRECIATION  (DEPRECIATION)     PURPOSES
               ------------  ------------  --------------  -------------
Intermediate
     Bond       $ 3,899,050    $  238,177     $ 3,660,873  $ 174,772,607
Growth            3,324,477       701,307       2,623,170     27,483,234
International     2,565,065       501,401       2,063,664     27,370,386

On February 4, 2004 Jay Van Andel, a principal shareholder of the Activa Mutual Fund, who owns all the outstanding securities of JVA Properties Corporation, the General Partner for JVA Enterprises Limited Partnership redeemed $30,000,000 from the Activa Value Fund, via a redemption in kind, as part of a reallocation of investment assets.

5. SUBSEQUENT EVENTS

A certain class of Independent Business Owners of Alticor, Inc. received part of its Emerald profit-sharing bonus in common stock shares of the Value Fund. On January 13, 2005, Alticor, Inc. purchased 258,970 Value Fund shares valued at $2,035,501 (based upon the net asset value of $7.86 per share) and transferred the shares to these Independent Business Owners.

On January 20, 2005, the Intermediate Bond Fund declared and paid a dividend of $.021396 per share, to shareholders of record on January 19, 2005. The amount distributed was $369,975.

                                           ACTIVA Mutual Funds Annual Report  35

ACTIVA Financial Highlights



                                                                                INTERMEDIATE BOND FUND
                                                  ---------------------------------------------------------------------------------
                                                      YEAR            YEAR            YEAR             YEAR              YEAR
                                                      ENDED          ENDED            ENDED            ENDED             ENDED
PER SHARE OUTSTANDING FOR EACH YEAR OR PERIOD       12/31/04        12/31/03        12/31/02         12/31/01          12/31/00
                                                  --------------  -------------   --------------  ---------------   ---------------
Net Asset Value, Beginning of Period              $        10.28  $       10.71   $        10.39  $         10.19   $          9.87
Income from investment operations:
   Net investment income (loss)                             0.41           0.46             0.53             0.59              0.62
   Net realized and unrealized gains (losses)
   on securities                                           (0.02)         (0.09)            0.36             0.26              0.32
                                                  --------------  -------------   --------------  ---------------   ---------------
Total from investment operations                            0.39           0.37             0.89             0.85              0.94
Less Distributions:
   Dividends from net investment income                     0.41           0.46             0.53             0.59              0.62
   Dividends in excess of net investment income               --             --               --               --                --
   Distributions from capital gains                         0.05           0.34             0.04             0.06                --
                                                  --------------  -------------   --------------  ---------------   ---------------
Total Distributions                                         0.46           0.80             0.57             0.65              0.62
                                                  --------------  -------------   --------------  ---------------   ---------------
Net Asset Value, End of Period                    $        10.21  $       10.28   $        10.71  $         10.39   $         10.19
                                                  ==============  =============   ==============  ===============   ===============
Total Return                                                3.86%          3.49%            8.85%            8.49%             9.84%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period                            176,449,413    169,963,044      164,162,796      166,858,896       153,657,144
Ratio of expenses to average net assets                      0.7%           0.7%             0.7%             0.7%              0.7%
Ratio of net income (loss) to average net assets             4.0%           4.6%             5.3%             5.7%              6.2%
Portfolio turnover rate                                     76.2%         104.0%            52.3%            44.8%             39.9%



                                                                                 VALUE FUND - CLASS A
                                                  ---------------------------------------------------------------------------------
                                                       YEAR           YEAR             YEAR            YEAR              YEAR
                                                      ENDED           ENDED           ENDED            ENDED             ENDED
PER SHARE OUTSTANDING FOR EACH YEAR OR PERIOD        12/31/04       12/31/03         12/31/02        12/31/01          12/31/00
                                                  --------------  -------------   --------------  ---------------   ---------------
Net Asset Value, Beginning of Period              $         7.06  $        5.56   $         6.85  $          7.44   $          6.61
Income from investment operations:
   Net investment income (loss)                             0.09           0.08             0.07             0.06              0.08
   Net realized and unrealized gains (losses)
    on securities                                           1.00           1.50            (1.29)           (0.59)             0.83
                                                  --------------  -------------   --------------  ---------------   ---------------
Total from investment operations                            1.09           1.58            (1.22)           (0.53)             0.91
Less Distributions:
   Dividends from net investment income                     0.09           0.08             0.07             0.06              0.08
   Dividends in excess of net investment income               --             --               --               --                --
   Distributions from capital gains                           --             --               --               --                --
                                                  --------------  -------------   --------------  ---------------   ---------------
Total Distributions                                         0.09           0.08             0.07             0.06              0.08
                                                  --------------  -------------   --------------  ---------------   ---------------

Net Asset Value, End of Period                    $         8.06  $        7.06   $         5.56  $          6.85   $          7.44
                                                  ==============  =============   ==============  ===============   ===============
Total Return                                               15.40%         28.37%          -17.87%           -7.05%            13.82%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period                            115,203,837    135,146,120      110,168,624      140,823,782       170,658,789
Ratio of expenses to average net assets                      1.2%           1.1%             1.1%             1.1%              1.1%
Ratio of net income (loss) to average net assets             1.1%           1.2%             1.0%             0.9%              1.1%
Portfolio turnover rate                                    103.8%          65.7%            84.9%            91.5%            113.9%






                                                                                 VALUE FUND - CLASS R
                                                  ---------------------------------------------------------------------------------
                                                       YEAR           YEAR             YEAR            YEAR              YEAR
                                                      ENDED           ENDED           ENDED            ENDED             ENDED
PER SHARE OUTSTANDING FOR EACH YEAR OR PERIOD        12/31/04       12/31/03         12/31/02        12/31/01          12/31/00
                                                  --------------  -------------   --------------  ---------------   ---------------
Net Asset Value, Beginning of Period              $         7.09  $        5.57   $         6.86  $          7.44   $          6.60
Income from investment operations:
   Net investment income (loss)                             0.08           0.07             0.07             0.06              0.08

   Net realized and unrealized gains (losses)
    on securities                                           1.01           1.52            (1.29)           (0.58)             0.84
                                                  --------------  -------------   --------------  ---------------   ---------------


Total from investment operations                            1.09           1.59            (1.22)           (0.52)             0.92
Less Distributions:
   Dividends from net investment income                     0.08           0.07             0.07             0.06              0.08
   Dividends in excess of net investment income               --             --               --               --                --
   Distributions from capital gains                           --             --               --               --                --
                                                  --------------  -------------   --------------  ---------------   ---------------
Total Distributions                                         0.08           0.07             0.07             0.06              0.08
                                                  --------------  -------------   --------------  ---------------   ---------------

Net Asset Value, End of Period                    $         8.10  $        7.09   $         5.57  $          6.86   $          7.44
                                                  ==============  =============   ==============  ===============   ===============

Total Return                                               15.44%         28.65%          -17.76%           -6.92%            13.95%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period                              3,528,806      2,204,343        1,489,146        1,639,834         1,294,980
Ratio of expenses to average net assets                      1.2%           1.0%             1.0%            1.0%               1.0%
Ratio of net income (loss) to average net assets             1.4%           1.3%             1.1%            1.0%               1.1%
Portfolio turnover rate                                    103.8%          65.7%            84.9%           91.5%             113.9%


36 - 37  ACTIVA Mutual Funds Annual Report

ACTIVA Financial Highlights continued



                                                                                     GROWTH FUND
                                                  ---------------------------------------------------------------------------------
                                                       YEAR           YEAR             YEAR            YEAR              YEAR
                                                      ENDED           ENDED           ENDED            ENDED             ENDED
PER SHARE OUTSTANDING FOR EACH YEAR OR PERIOD        12/31/04       12/31/03         12/31/02        12/31/01          12/31/00
                                                  --------------  -------------   --------------  ---------------   ---------------
Net Asset Value, Beginning of Period              $         6.35  $        4.94   $         7.45  $          9.76   $         11.39
Income from investment operations:
   Net investment income (loss)                               --          (0.03)           (0.02)           (0.05)            (0.05)
   Net realized and unrealized gains (losses) on
    securities                                              0.61           1.44            (2.49)           (2.26)            (1.22)
                                                  --------------  -------------   --------------  ---------------   ---------------
Total from investment operations                            0.61           1.41            (2.51)           (2.31)            (1.27)
Less Distributions:
   Dividends from net investment income                       --             --               --               --                --
   Dividends in excess of net investment income               --             --               --               --                --
   Distributions from capital gains                           --             --               --               --              0.36
                                                  --------------  -------------   --------------  ---------------   ---------------
Total Distributions                                           --             --               --               --              0.36
                                                  --------------  -------------   --------------  ---------------   ---------------
Net Asset Value, End of Period                    $         6.96  $        6.35   $         4.94  $          7.45   $          9.76
                                                  ==============  =============   ==============  ===============   ===============
Total Return                                                9.61%         28.54%          -33.69%          -23.63%           -11.01%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period                             32,921,270     30,019,431       23,319,398       20,912,247        27,661,390
Ratio of expenses to average net assets                      1.3%           1.4%             1.4%             1.4%              1.3%
Ratio of net income (loss) to average net assets             0.0%          -0.5%            -0.6%            -0.5%             -0.4%
Portfolio turnover rate                                     87.4%         101.0%           143.0%           190.2%            111.9%




                                                                                   INTERNATIONAL FUND
                                                  ---------------------------------------------------------------------------------
                                                       YEAR           YEAR             YEAR            YEAR              YEAR
                                                      ENDED           ENDED           ENDED            ENDED             ENDED
PER SHARE OUTSTANDING FOR EACH YEAR OR PERIOD        12/31/04       12/31/03         12/31/02        12/31/01          12/31/00
                                                  --------------  -------------   --------------  ---------------   ---------------
Net Asset Value, Beginning of Period              $         7.10  $        5.40   $         6.77  $          9.53   $         14.20
Income from investment operations:
   Net investment income (loss)                             0.01           0.02               --            (0.01)            (0.04)
   Net realized and unrealized gains (losses) on
    securities                                              0.97           1.70            (1.37)           (2.75)            (3.59)
                                                  --------------  -------------   --------------  ---------------   ---------------
Total from investment operations                            0.98           1.72            (1.37)           (2.76)            (3.63)
Less Distributions:
   Dividends from net investment income                       --           0.02               --               --                --
   Dividends in excess of net investment income               --             --               --               --                --
   Distributions from capital gains                           --             --               --               --              1.04
                                                  --------------  -------------   --------------  ---------------   ---------------
Total Distributions                                           --           0.02               --               --              1.04
                                                  --------------  -------------   --------------  ---------------   ---------------

Net Asset Value, End of Period                    $         8.08  $        7.10   $         5.40  $          6.77   $          9.53
                                                  ==============  =============   ==============  ===============   ===============
Total Return                                               13.80%         31.90%          -20.22%          -28.96%           -25.31%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period                             33,327,770     29,428,761       22,237,059       19,459,085        27,400,022
Ratio of expenses to average net assets                      1.7%           1.7%             1.9%             1.7%              1.5%
Ratio of net income (loss) to average net assets             0.2%           0.5%             0.0%            -0.2%             -0.3%
Portfolio turnover rate                                    199.6%         188.0%           208.2%           231.5%            214.9%


                                      ACTIVA Mutual Funds Annual Report  38 - 39

ACTIVA Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Activa Mutual Fund Trust
Grand Rapids, Michigan

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Activa Mutual Fund Trust (comprising, respectively, Intermediate Bond, Value, Growth and International Funds) as of December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the years indicated. These financial statements and financials highlights are the responsibility of the Trust's management. Out responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 1 to the financial statements, the Activa Money Market Fund was terminated on December 28, 2004.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the Activa Mutual Fund Trust, as of December 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

/s/ BDO SEIDMAN, LLP
Grand Rapids, Michigan

January 24, 2005

40  ACTIVA Mutual Funds Annual Report

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

[LOGO] ACTIVA MUTUAL FUNDS

Activa Mutual Funds
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288 (800) 346-2670
www.activafunds.com

ITEM 2. CODE OF ETHICS.
----------------------

The Code of Ethics adopted by the Board of Trustees for registrants senior executive and financial officers is attached hereto as an exhibit. Activa Mutual Fund Trust hereby undertakes to provide to any person without charge, upon request, a copy of such Code of Ethics. The request can be made in writing addressed to the Fund's address as identified on this Form N-CSR or by telephone at 800-346-2670.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

The Audit Committee of the Board of Trustees of Activa Mutual Fund Trust is composed of three of the Fund's Trustees who are not affiliated with the Fund's Investment Adviser. All members are independent. All members have accounting or related financial management experience.

The Trustees have not determined that any of the members of the Audit Committee meet the technical requirements of the definition of "Audit Committee Financial Expert." This is due in large part to what the Trustees view as complexities and vagueness in the definition. In addition, the Trustees believe that there are several reasons why it is not necessary to have a Financial Expert as a member of the Committee. Those reasons include the fact that financial statements of mutual funds are less complex than those of operating companies; the financial statements do not involve accounting issues such as those that led to the Sarbanes-Oxley reform; the Funds have not had any problems with its previous financial statements; the Audit Committee has sufficient financial and accounting experience to satisfy the objectives of Sarbanes-Oxley with respect to overseeing the financial statements, the audit process, and internal controls; and the Audit Committee can hire financial experts to assist it from time to time if circumstances so warrant.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
----------------------------------------------

The following Schedule A summarizes the principal accountant's fees and services provided to the Funds by BDO Seidman LLP for the last two fiscal years and Schedule B is the Pre-Approval Policies and Procedures for the Registrant. The Audit Committee has determined that the services rendered to the Fund's Adviser and to Activa Management Services, who controls the Investment Adviser, are consistent with maintaining the principal accountant's independence.


SCHEDULE A

                    Principal Accountant's Fees and Services

                                           2003                                           2004
                          --------------------------------------          --------------------------------
                                                  Investment                                 Investment
                               Fund               Advisor (1)                  Fund          Advisor (1)
                          --------------------------------------          --------------------------------

Audit                       $ 55,568             $         -               $    68,477        $      -

Audit-related (2)              1,900                       -                     1,850               -

Tax                           24,505(3)               20,104(4)                 23,189(5)       28,547(4)

Other                              -                       -                         -               -

                          --------------------------------------          --------------------------------
Total                       $ 81,973                $ 20,104                  $ 93,516        $ 28,547
                          ======================================          ================================


(1) Includes fees billed to both the investment adviser and its parent, Activa Management Services, LLC

(2) Fees billed for consulation and research regarding new compliance requirements; read and provide comments on June 30th Form N-SAR; and anti-money laundering procedures

(3) Fees billed for services rendered in connection with preparation of individual fund tax returns, review of wash sale analysis, preparation of dividend received deduction, ordinary income dividend review of board minutes for IRC compliance; research regarding securities lending and redemption in-kind

(4) Fees billed for services rendered in connection with preparation of Federal and State tax returns; consultation regarding issues related to sale of property. 3.1% of the fees for 2003 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(5) Fees billed for services rendered in connection with preparation of individual fund tax returns, review of wash sale analysis, preparation of dividend received deduction, review of board minutes for IRC compliance; and research related to termination of money market fund

SCHEDULE B

                            ACTIVA MUTUAL FUND TRUST
              PRE-APPROVAL POLICY FOR AUDIT AND NON-AUDIT SERVICES

I.   STATEMENT OF PRINCIPLES

     Under the Sarbanes-Oxley Act of 2002, the Audit Committee of the Board of Trustees is responsible for the appointment, compensation and oversight of the independent auditors. As part of that responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by its independent auditors in order to ensure that the provision of such services does not impair the auditors' independence from the Funds. Unless a type of service to be provided by the independent auditors has otherwise received pre-approval, it will require specific pre-approval by the Audit Committee.

     For pre-approvals of services, the Audit Committee will consider whether such services are consistent with the SEC's rules on auditor independence and whether the independent auditors should be precluded from performing any particular service, even if otherwise permitted by the SEC's independence rules. The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve such services.

     Appendix A to this Policy describes the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee, and such services will be considered approved through the next annual review. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditors to management.

II.  DELEGATION

     The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

III. AUDIT SERVICES

     The annual Audit services engagement letter, which incorporates the terms and fees related to Audit, Audit-related and All Other services, as applicable, will be subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in scope, the Funds' structure or other matters.

     In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit services, which are those services that only the independent auditors reasonably can provide. The Audit

Committee has pre-approved the Audit services listed in Appendix A. Any other Audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

IV.  AUDIT-RELATED SERVICES

     Audit-related services are assurance and related services that are reasonably related to the performance of the audit of the Funds' financial statements or that are traditionally performed by the independent auditors. The Audit Committee believes that the provision of the Audit-related services does not impair the independence of the independent auditors, and has pre-approved the Audit-related services listed in Appendix A. Any other Audit-related services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

V.   TAX SERVICES

     The annual Tax services engagement letter, which incorporates the terms and fees related to Tax services, will be subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in scope, the Funds' structure or other matters.

     The Audit Committee believes that the independent auditors can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the auditors' independence. However, the Audit Committee will not permit the retention of the independent auditors in connection with a transaction initially recommended by the independent auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported by the Internal Revenue Code and related regulations. The Audit Committee has pre-approved the Tax services listed in Appendix A. Any Tax services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

VI.  ALL OTHER SERVICES

     The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services, provided to the Fund or its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds, that it believes are routine and recurring services, and would not impair the independence of the independent auditors. The Audit Committee has pre-approved the All Other services listed in Appendix A. Any permissable Other services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

     A list of the SEC's prohibited non-audit services is included in Appendix
B. The SEC's rules and relevant guidance will be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII. ENGAGEMENT TERMS AND FEE ARRANGEMENTS

         Engagement terms, including fee arrangements, for all services to be provided by the independent auditors will be approved annually by the Audit Committee. Any proposed changes in terms outside the pre-approved terms will require specific pre-approval by the Audit Committee.

VIII. PROCEDURES

     Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditors and the Funds' President and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence. Procedures for notification and pre-approval of services for other domestic and international offices and other departments (e.g., tax department) of the independent auditors will be coordinated through the lead domestic audit partner.

IX.  ADDITIONAL REQUIREMENTS

     The Audit Committee has determined to take additional measures on an annual basis to meet its responsibilities to oversee the work of the independent auditors and to ensure the auditors' independence from the Funds, such as reviewing a formal written statement from the independent auditors describing all relationships between the independent auditors and the Company, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditors its methods and procedures for ensuring independence.

APPENDIX A

The Audit Committee has considered the planned performance of the following audit and permitted non-audit services by BDO Seidman, LLP for its fiscal year ended December 31, 2004. All other services not listed below must be specifically pre-approved by the Audit Committee.

THE FOLLOWING SERVICES DO NOT INVOLVE PROHIBITED SERVICES AS ESTABLISHED BY THE SEC.

PRE-APPROVED AUDIT SERVICES

o    Audit of financial statements

o    Report on Internal Controls Required by SEC under Form N-SAR

o Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters, consents), and assistance in responding to SEC comment letters

o Consultations by the Funds' management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under the SEC's rules, some consultations may be "audit-related" services rather than "audit" services.)

PRE-APPROVED AUDIT-RELATED SERVICES

o    Review and provide comments on Semi-Annual Shareholder Report

o Consultations by the Company's management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note:
     Under the SEC's rules, some consultations may be "audit" services rather than "audit-related" services.)

o General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act or stock exchanges

o Independent review of Anti-money laundering policies and procedures for the Funds and its adviser

PRE-APPROVED TAX SERVICES

o        U.S. federal and state, tax compliance for the Funds

          >>   Preparation of Forms 1120 RIC

          >> Review of board minutes and comment on compliance with Internal Revenue Code requirements

          >> Planning and consulting regarding review of wash sale gain/loss reports and ordinary income distribution

o    U.S. federal and state tax planning and advice for the Funds

o Consultation by the Company's management as to tax related disclosure in the Company's registration statement and other regulatory filings

Note: Tax compliance generally includes preparation of original and amended tax returns, claims for refunds and tax payment-planning services. Tax planning and tax advice include a range of services such as assistance with tax audits and appeals; tax advice related to mergers and acquisitions; tax advice and assistance regarding statutory, regulatory or administrative developments or interpretation relative to disclosures in the Company's registration statement and other regulatory filings; and requests for rulings or technical advice from taxing authorities.

PRE-APPROVED ALL OTHER SERVICES

o    None

APPENDIX B

PROHIBITED NON-AUDIT SERVICES

o Bookkeeping or other services related to the accounting records or financial statements of the audit client

o    Financial information systems design and implementation

o Appraisal or valuation services, fairness opinions or contribution-in-kind reports

o    Actuarial services

o    Internal audit outsourcing services

o    Management functions

o    Human resources

o    Broker-dealer, investment advisor or investment banking services

o    Legal services

o    Expert services unrelated to the audit

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Included as part of the shareholder report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
--------------------------------------------------------------------------

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
-------------------------------------------------------------------------

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
---------------------------------------------------------------------------

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
-------------------------------------------------------------

The Nominating Committee will consider nominees recommended by shareholders. Recommendations by shareholders can be made in writing to the Fund.

ITEM 11. CONTROLS AND PROCEDURES.
-------------------------------

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS
-----------------

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: Ex-99.CERT Attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Activa Mutual Fund Trust
            -----------------------------------------------------------

By (Signature and Title)* /s/ Allan D. Engel
                         ----------------------------------------------
                          Allan D. Engel
                          President, Principal Executive Officer and
                          Principal Financial Officer

Date March 11, 2005
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*
                         ----------------------------------------------


Date
    -------------------------------------------------------------------

By (Signature and Title)* /s/
                         ----------------------------------------------


Date
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.